                                                                    EXHIBIT 10.6




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------








                           AGREEMENT FOR GROUND LEASE


                                     between


                       BRAZOS AUTOMOTIVE PROPERTIES, L.P.


                                       and


                               MONRO LEASING, LLC


                         Dated as of September 15, 1998



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




                THIS AGREEMENT FOR GROUND LEASE HAS BEEN ASSIGNED
                          AS SECURITY FOR INDEBTEDNESS
                      OF BRAZOS AUTOMOTIVE PROPERTIES, L.P.
                               SEE SECTION 11.12.
                                   -------------


This Agreement for Ground Lease has been manually executed in 10 counterparts, numbered consecutively from 1 through 10, of which this is No. ____. To the extent, if any, that this Agreement for Ground Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Agreement for Ground Lease may be created or perfected through the transfer or possession of any counterpart other than the original counterpart which shall be the counterpart identified as counterpart No. 1.

                                                  TABLE OF CONTENTS

                                             AGREEMENT FOR GROUND LEASE


                                                                                                               Page
                                                                                                               ----

ARTICLE I  DEFINITIONS............................................................................................1
         Section 1.1.  Defined Terms..............................................................................1
         Section 1.2.  Forms......................................................................................5
         Section 1.3.  Recitals, Table of Contents, Titles, and Headings..........................................5
         Section 1.4.  Interpretation.............................................................................6

ARTICLE II  APPOINTMENT OF LESSEE.................................................................................6
         Section 2.1.  Appointment and Duties.....................................................................6
         Section 2.2.  Termination of Appointment and Duties......................................................6
         Section 2.3.  Lease of Property..........................................................................6
         Section 2.4.  Powers of Lessee...........................................................................7

ARTICLE III  ADVANCES.............................................................................................8
         Section 3.1.  Agreement to Make Advances.................................................................8
         Section 3.2.  Procedure for Advances.....................................................................8
         Section 3.3.  Determination of Amounts of Advances.......................................................8
         Section 3.4.  Partial Advances...........................................................................9
         Section 3.5.  Use of Proceeds............................................................................9
         Section 3.6.  No Obligation to Advance...................................................................9
         Section 3.7.  Brazos Equity..............................................................................9
         Section 3.8.  Brazos Covenants..........................................................................10

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF LESSEE.............................................................10
         Section 4.1.  Corporate Matters.........................................................................10
         Section 4.2.  Authorization; Binding Agreement..........................................................10
         Section 4.3.  Power and Authority.......................................................................10
         Section 4.4.  Consents, Approvals and Authorizations....................................................10
         Section 4.5.  Financial Statements......................................................................11
         Section 4.6.  Changes...................................................................................11
         Section 4.7.  Litigation................................................................................11
         Section 4.8.  No Default................................................................................11
         Section 4.9.  Property Liens............................................................................11
         Section 4.10.  Availability of Utilities................................................................11
         Section 4.11.  Brokerage................................................................................11
         Section 4.12.  Suitability of Property..................................................................11
         Section 4.13.  Acquired Ground Lease....................................................................11
         Section 4.14.  Accuracy of Value........................................................................12

ARTICLE V  AFFIRMATIVE COVENANTS.................................................................................12
         Section 5.1.  Performance under Other Agreements........................................................12
         Section 5.2.  Expenses..................................................................................12
         Section 5.3.  Certificates; Other Information...........................................................12
         Section 5.4.  Conduct of Business and Maintenance of Existence..........................................13
         Section 5.5.  Notices...................................................................................13
         Section 5.6.  Legal Requirements. ......................................................................13
         Section 5.7.  Leasing of Property.......................................................................14
         Section 5.8.  Filings...................................................................................14

ARTICLE VI  CONDITIONS PRECEDENT TO THE INITIAL ADVANCE OR ADDITIONAL
            ADVANCE WITH RESPECT TO A PROPERTY OR ADDITIONAL PROPERTY............................................14
         Section 6.1.  Acquisition Documents.....................................................................14
         Section 6.2.  No Event of Default.......................................................................16
         Section 6.3.  Continuing Representations................................................................16
         Section 6.4.  Additional Matters........................................................................16
         Section 6.5.  Properties Acquired in Brazos' Name.......................................................17

ARTICLE VII  CONDITIONS PRECEDENT TO THE RECONCILIATION ADVANCE
             WITH RESPECT TO A PROPERTY..........................................................................17
         Section 7.1.  Reconciliation Advance....................................................................17

ARTICLE VIII  EVENTS OF DEFAULT..................................................................................17
         Section 8.1.  Events of Default.........................................................................17
         Section 8.2.  Rights Upon Default.......................................................................19

ARTICLE IX  INDEMNITIES..........................................................................................20
         Section 9.1.  Indemnified Persons.......................................................................20
         Section 9.2.  Payments..................................................................................20
         Section 9.3.  Continuing Indemnification................................................................20
         Section 9.4.  Limitations...............................................................................20
         Section 9.5.  Litigation................................................................................21

ARTICLE X  PERMITTED CONTESTS....................................................................................21

ARTICLE XI  MISCELLANEOUS........................................................................................22
         Section 11.1.  Survival.................................................................................22
         Section 11.2.  Entire Agreement.........................................................................22
         Section 11.3.  Modifications............................................................................22
         Section 11.4.  Governing Law............................................................................22
         Section 11.5.  No Offsets...............................................................................22
         Section 11.6.  Non-Recourse.............................................................................23
         Section 11.7.  Notices..................................................................................24
         Section 11.8.  Fundamental Changes......................................................................25
         Section 11.9.  Usury....................................................................................25
         Section 11.10.  No Waivers..............................................................................25
         Section 11.11.  Brazos and Assignee Sole Beneficiaries..................................................26
         Section 11.12.  Sale or Assignment by Brazos............................................................26
         Section 11.13.  Rights Cumulative.......................................................................26
         Section 11.14.  Reassignment............................................................................26
         Section 11.15.  Severability............................................................................27
         Section 11.16.  Execution in Counterparts...............................................................27
         Section 11.17.  Confidentiality.........................................................................27
         Section 11.18.  Execution by Lessee.....................................................................27

                                      LIST OF EXHIBITS
                                      ----------------

         Exhibit A           Form of Ground Lease Agreement
         Exhibit B           Form of Initial Advance Certificate
         Exhibit C           Form of Reconciliation Certificate
         Exhibit D           Form of Additional Advance Certificate
         Exhibit E           Form of Opinion of Counsel
         Exhibit F           Form of Request for Initial Advance

         Schedule 4.13       List of Acquired Ground Leases

                           AGREEMENT FOR GROUND LEASE


         THIS AGREEMENT FOR GROUND LEASE (this "AGREEMENT") is made and entered into as September 15, 1998, by and between BRAZOS AUTOMOTIVE PROPERTIES, L.P., a Delaware limited partnership ("BRAZOS") and MONRO LEASING, LLC, a Delaware limited liability company ("LESSEE").

                              W I T N E S S E T H:

         WHEREAS, on or after the date of this Agreement Brazos and Lessee propose to enter into a Ground Lease Agreement, providing for the lease or sublease by Lessee of such parcels of real property as may be acquired by Brazos for lease to Lessee; and

         WHEREAS, Brazos desires to appoint Lessee to act as agent for Brazos in connection with the acquisition of fee or leasehold interests in parcels of real property from time to time and Lessee wishes to accept such appointment.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Brazos and Lessee hereby agree as follows:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS

         Section 1.1. DEFINED TERMS. For the purposes of this Agreement each of the following terms shall have the meaning specified with respect thereto:

         "ACQUIRED GROUND LEASE" means each ground lease entered into by Brazos under which a leasehold interest in a Property is being leased to Brazos by the owner of such Property, including without limitation, the leases set forth on
SCHEDULE 4.13 hereto.

         "ACQUISITION COST" means for any Property, the sum of (a) the amount of the Initial Advance, (b) the Reconciliation Advance, if any, and (c) the Additional Advance, if any, made pursuant to this Agreement with respect to such Property.

         "ADDITIONAL ADVANCE" means, with respect to any Additional Property, the advance made by Brazos upon satisfaction of the conditions of ARTICLE VI hereof.

         " ADDITIONAL ADVANCE CERTIFICATE" means the written certification of Lessee to be delivered to Brazos and Agent which contains the information and representations of Lessee as required by SECTION 6.1, and which is substantially in the form of EXHIBIT "D" attached hereto.

         "ADDITIONAL PROPERTY" means each parcel of land which is contiguous to Property already under the Ground Lease in which either a fee interest has been acquired by Brazos or a leasehold interest acquired by Brazos pursuant to an Acquired Ground Lease, in each case for the purpose of making such parcel of land part of the Property and which is approved by Agent.

         "AFFILIATE" means any other Person controlling, controlled by or under direct or indirect common control with any Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.


     AGREEMENT FOR GROUND LEASE - Page 1
     --------------------------

         "AGENT" means The Chase Manhattan Bank, a national banking association.

         "AGREEMENT" means this Agreement for Ground Lease, as the same may be amended, restated, supplemented or otherwise modified in accordance with the terms hereof from time to time.

         "AGREEMENT FOR FACILITIES LEASE" means the Agreement for Facilities Lease, dated of even date herewith, between Brazos and Lessee, as the same may be amended, restated, supplemented or otherwise modified in accordance with the terms thereof.

         "ASSIGNEE" means any lender or agent for a lender under the Credit Agreement and each person, firm, corporation or other entity to which any part of Brazos' interest under this Agreement or the Ground Lease shall at the time have been assigned, conditionally or otherwise, by Brazos in accordance with
SECTION 11.12 of this Agreement.

         "AVAILABLE COMMITMENT" means at any particular time, an amount equal to the aggregate available commitment for the benefit of Brazos under the Credit Agreement for the acquisition of Properties pursuant to this Agreement and for the acquisition of equipment and for the construction, equipping and furnishing of the buildings and other facilities on the Properties pursuant to the Agreement for Facilities Lease.

         "BANKS" means a "Bank", as defined in the Credit Agreement.

         "BRAZOS" means Brazos Automotive Properties, L.P. or any successor or successors to all of its rights and obligations hereunder.

         "BUDGET" means the budget submitted by Lessee to Brazos and Agent in connection with advances to be made under this Agreement, which must be approved by the Agent.

         "BUSINESS DAY" means a day other than a Saturday, Sunday, or other day on which commercial banks in New York, New York are authorized or required by law to close.

         "CAPITALIZED LEASES" means, as applied to any Person, any lease of any property by such Person as lessee which would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on the balance sheet of such Person.

         "CHASE CREDIT AGREEMENT" means that certain Credit Agreement dated as of September 15, 1998 executed among Guarantor, Agent, and the other financial institutions from time to time party thereto, as the same may have been amended and in effect on the date hereof.

         "CONTRACTUAL OBLIGATIONS" means as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "CORPORATE CREDIT AGREEMENT" means the Chase Credit Agreement as the same may hereafter be amended, amended and restated, renewed, extended or otherwise modified or supplemented from time to time, together with any credit agreement or similar instrument, agreement or document executed from time to time in respect of any financing arrangement entered into to replace, or which is in substitution for, the financing arrangement evidenced by the Chase Credit Agreement.

         "CREDIT AGREEMENT" means the Credit Agreement dated of even date herewith, by and among Brazos, the Agent and the Banks named therein for the financing of the acquisition of Properties by Brazos in connection with this Agreement, as it may be amended, restated, modified or supplemented, from time to time.

     AGREEMENT FOR GROUND LEASE - Page 2
     --------------------------

         "CORPORATE CREDIT DOCUMENTS" means any and all notes, guarantees and other loan documents executed pursuant to the Corporate Credit Agreement and any document, instrument or other agreement entered in replacement or substitution of such document or instrument.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations, rules, rulings, and interpretations promulgated or adopted by the Internal Revenue Service or the United States Department of Labor thereunder.

         "EVENT OF DEFAULT" has the meaning set forth in SECTION 8.1 hereof.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government having jurisdiction over Agent, Brazos, Guarantor or Lessee, or any of their respective properties.

         "GROUND LEASE" means the Ground Lease Agreement, dated of even date herewith, by and between Brazos, as lessor, and Lessee, as lessee, as it may be further amended, restated, modified or supplemented from time to time, in accordance with the terms thereof, originally in the form of EXHIBIT "A" attached hereto.

         "GUARANTOR" means Monro Muffler Brake, Inc., a New York corporation.

         "GUARANTY" means the Guaranty, dated of even date herewith, by and between Guarantor and Brazos, as it may be further amended, restated, modified or supplemented, from time to time, in accordance with the terms thereof.

         "INDEBTEDNESS" means, with respect to any Person, (a) indebtedness of such Person for borrowed money; (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (c) obligations of such Person to pay the deferred purchase price of property or services; (d) obligations of such Person as lessee under Capitalized Leases; (e) reimbursement obligations in respect of bonds or letters of credit; (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) of such Person to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness of others of the kinds referred to in clauses (a) through (e) above; and (g) indebtedness of others of the kinds referred to in clauses (a) through (f) secured by any Lien on or in respect of any property of such Person whether or not assumed by such Person; provided, however, that all trade accounts payable and accrued expenses incurred in the ordinary course of business of such Person and not overdue shall be excluded from the foregoing.

         "INDEMNIFIED PERSON" means any Person as defined in SECTION 9.1.

         "INITIAL ADVANCE" means, with respect to any Property, the advance made by Brazos upon satisfaction of the conditions set forth in ARTICLE VI hereof.

         "INITIAL ADVANCE CERTIFICATE" means the written certification of Lessee to be delivered to Brazos and Agent in connection with each purchase of a fee interest, reimbursement of the advance of funds by Lessee for a fee interest or each acquisition of a leasehold interest in a Property by Brazos through Lessee, which contains the information and representations of Lessee as required by
SECTION 6.1, and which is substantially in the form of EXHIBIT "B" attached hereto.

         "LEGAL REQUIREMENTS" means all laws, judgments, decrees, ordinances and regulations and any other governmental rules, orders and determinations and all requirements having the force of law, now or hereafter enacted, made or issued, whether or not presently contemplated, and all agreements, covenants, conditions and restrictions, applicable to each Property and/or the ownership, operation, or use thereof, including, without limitation, all requirements of the Americans With Disabilities Act (P.L. 101-335) and environmental statutes, compliance with which is required at any time from the date hereof until the date such Property becomes subject to the terms and provisions of the Ground Lease, whether or not such compliance shall require structural, unforeseen or extraordinary changes to any Property, or the operation, occupancy or use thereof.

     AGREEMENT FOR GROUND LEASE - Page 3
     --------------------------

         "LESSEE" means Monro Leasing, LLC, a Delaware limited liability company.

         "LIEN" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

         "LIEN OF RECORD" means, with the exception of the Lien of a lender or a lender's agent under a Credit Agreement and Permitted Exceptions, (i) any mechanics' or materialmen's lien for which Lessee does not hold retainage or trapped funds in amounts required by applicable law, (ii) any lien securing the payment of taxes, assessments, or governmental charges and levies which are due, payable and delinquent, (iii) any judgment lien, or (iv) any other filed, recorded, or docketed matter (whether or not the same shall constitute a Permitted Exception or be the subject of a Permitted Contest) which in the case of any of the foregoing (a) is reasonably likely to result in a sale for satisfaction of same, a loss, forfeiture, reversion of title, or right of reentry with respect to any Property, or (b) whether or not valid, is reasonably likely to interfere with the due and timely payment of any sum payable or the exercise of any rights or the performance of any of the duties or responsibilities of Lessee under this Agreement.

         "MAXIMUM RATE" means the rate specified in SECTION 11.9 hereof.

         "MORTGAGEABLE GROUND LEASE" means a ground lease presented by Lessee for Brazos' execution which shall include the terms set forth herein or if lacking any of the terms set forth below, shall have such terms and characteristics as shall be required by Brazos and Agent, which terms and characteristics shall include, without limitation, the following: (a) the lessee's interest therein must be freely assignable, (b) have a remaining term of at least twenty (20) years, (c) contain no provisions for percentage or variable rent, (d) permit any lawful use, (e) have no provision for a security deposit, (f) provide for the delivery to Brazos and Agent of copies of all notices delivered under or pursuant to such ground lease, (g) provide Brazos and Agent written notice and the right to cure any defaults (whether monetary or non-monetary in nature) within thirty (30) days after receipt of such notice under such ground lease, (h) prohibit any mortgages or other Liens on the underlying fee, (i) permit Brazos or Agent the right to invalidate any termination of such ground lease within thirty (30) days of the effective date of such termination by notice given to the lessor thereunder of intention to cure, or to foreclose and cure, all curable defects, and, in the event of any termination of such ground lease, the right to receive a new lease on the same provisions and with the same expiration date of the original ground lease, (j) provide that insurance proceeds for damage to improvements and condemnation proceeds for damage to leasehold interests or improvements shall be within the control of the lessee under such ground lease, and (k) be delivered with such estoppel certificates from the lessor, recognition and attornment agreements, or confirmation of customary mortgagee protection as are acceptable to Brazos and Agent.

         "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a) (3) of ERISA, to which the Guarantor, Lessee, or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three (3) calendar years, has made, or been obligated to make, contributions.

         "PERMITTED CONTEST" means any good-faith contest permitted by and in accordance with the terms of ARTICLE X.

         "PERMITTED EXCEPTIONS" means the following Liens and other matters affecting the title of any Property, (a) Liens securing the payment of taxes, assessments and governmental charges or levies, either not delinquent or being contested by Lessee as a Permitted Contest; (b) zoning and planning restrictions, subdivision and platting restrictions, easements, rights-of-way, licenses, reservations, covenants, conditions, waivers, restrictions on the use of the Property, minor encroachments or minor irregularities of title none of which materially impairs or may materially impair the intended use of the Property by Lessee; (c) reservations of mineral interests; (d) the lien created pursuant to a Credit Agreement contemporaneously with each Initial Advance; (e) any mechanics' or materialmen's lien for which Lessee holds retainage or trapped funds in amounts required by and in accordance with applicable law; (f) Liens constituting Permitted

     AGREEMENT FOR GROUND LEASE - Page 4
     --------------------------

Encumbrances under the Ground Lease; and (g) any other matters; provided that such other or additional matters shall be approved in writing by Brazos and Agent, whose approvals shall not be unreasonably withheld or delayed.

         "PERSON" means an individual, partnership, corporation, business trust, joint venture, joint stock company, trust, unincorporated association, Governmental Authority or other entity of whatever nature.

         "POTENTIAL DEFAULT" means any event which, but for the lapse of time, or giving of notice, or both, would constitute an Event of Default.

         "PROPERTY" means each individual parcel of land approved by Agent in which either a fee interest has been or will be acquired by Brazos or a leasehold interest has been or will be acquired by Brazos pursuant to an Acquired Ground Lease, in each case for the purpose of entering into the Ground Lease, and the respective easements, rights and appurtenances relating to such parcel of land, but excluding all improvements thereon and all structures, equipment and materials affixed thereon or located thereon, therein or thereunder. Any reference to a particular Property shall refer collectively to such Property and the Additional Property, if any.

         "PROPERTY LEASING RECORD" means an instrument evidencing the ground lease or sublease of a Property under the Ground Lease, as prepared and executed by Brazos, as lessor or sublessor, accepted and executed by Lessee, as lessee or sublessee.

         "RECONCILIATION ADVANCE" means, with respect to any Property, the advance made by Brazos pursuant to SECTION 7.1 hereof upon reconciliation of the Initial Advance or the Additional Advance made with respect to such Property.

         "RECONCILIATION CERTIFICATE" means the written certification of Lessee to be delivered to Brazos and Agent which contains the information and representations of Lessee as required by SECTION 7.1, and which is substantially in the form of EXHIBIT "C" attached hereto.

         "REQUEST FOR ADVANCE" means the document referred to in SECTIONS 6.1(b) and 7.1(e) which shall be substantially in the form of attached EXHIBIT "F".

         "RESPONSIBLE OFFICER" means any President, Treasurer, Executive Vice President or Senior Vice President of Guarantor or of Lessee.

         "REVISED PROPERTY LEASING RECORD" means a Property Leasing Record delivered in connection with a Reconciliation Advance or Additional Advance.

         "SPECIAL FLOOD HAZARD AREA" has the meaning given such term in the Flood Disaster Protection Act of 1973, as amended by the National Flood Insurance Reform Act of 1994.

         "SUBSIDIARY" means with respect to any Person, any corporation of which voting control or more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at such time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person.

         "TITLE COMPANY" means with respect to the acquisition or lease of any particular Property, Old Republic National Title Insurance Company, Alamo Title Insurance of Texas, Stewart Title Company, Ticor Title Insurance Company, Ticor Title Insurance Company of California, Title Insurance Company of Minnesota, Chicago Title Insurance Company, Commonwealth Land Title Insurance Company, First American Title Insurance Company, Lawyers Title Insurance Corporation, Transamerica Title Insurance Company and such other title insurance companies as may be



     AGREEMENT FOR GROUND LEASE - Page 5
     --------------------------
specifically approved by Brazos and Agent in writing, together with such reinsurers or coinsurers of such title companies satisfactory to the Agent.

         "VALUE" means, with respect to a Property, the value as determined by Lessee as set forth in a certificate or as set forth in a statement of cost and benefit prepared by Lessee.

         Section 1.2. FORMS. All forms specified by the text hereof or by reference to exhibits attached hereto shall be substantially as set forth herein, subject to such changes by Brazos and Lessee by mutual consent that do not alter the substantive rights of the parties hereto or of the Assignees or as may be required by applicable laws hereafter enacted.

         Section 1.3. RECITALS, TABLE OF CONTENTS, TITLES, AND HEADINGS. The terms and phrases used in the recitals of this Agreement have been included for convenience of reference only and the meaning, construction, and interpretation of such words and phrases for purposes of this Agreement shall be determined solely by reference to SECTION 1.1 hereof. The table of contents, titles, and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only and are not to be considered a part hereof and shall not in any way modify or restrict any of the terms or provisions hereof and shall not be considered or given any effect in construing this Agreement or any provision hereof or in ascertaining intent, if any question of intent should arise.

         Section 1.4. INTERPRETATION. Unless the context requires otherwise, words of the masculine gender shall be construed to include correlative words of the feminine and neuter genders and vice versa, and words of the singular number shall be construed to include correlative words of the plural number and vice versa. This Agreement, and all the terms and provisions hereof, shall be liberally construed to effect the purposes set forth herein and to sustain the validity of this Agreement.

                                   ARTICLE II
                                   ----------

                              APPOINTMENT OF LESSEE

         Section 2.1. APPOINTMENT AND DUTIES. Brazos hereby appoints and empowers Lessee as its agent (a) to select Properties, (b) to negotiate and contract for the acquisition and purchase of fee interests in Properties on behalf of Brazos, (c) to negotiate and contract for the acquisition of leasehold estates for Brazos under Acquired Ground Leases, and (d) to purchase Properties in the name of Brazos to the extent provided in SECTION 2.4(c) hereof, all of which is subject to the approval of Agent as set forth herein. Lessee agrees to exercise its best business judgment in connection with the performance of its responsibilities under this Agreement on behalf of Brazos. Notwithstanding the foregoing, Brazos and Agent reserve the right to accept or reject any Property selected by Lessee in their sole discretion.

         Section 2.2. TERMINATION OF APPOINTMENT AND DUTIES. Lessee may terminate its appointment and duties under this Agreement at any time, upon thirty (30) days advance written notice to Brazos. Any such termination by Lessee shall be deemed a termination of this Agreement, however such termination shall not affect any outstanding request for an advance under ARTICLE III hereof.

         Section 2.3.  LEASE OF PROPERTY.

         (a) Upon delivery to Brazos and Agent of the Initial Advance Certificate with respect to a Property, Lessee shall request the Initial Advance with respect to such Property which shall be within the Available Commitment and within the Budget submitted by Lessee and approved by Agent, and which, subject to SECTION 3.3(a) hereof, shall be sufficient to provide for payment of all closing and acquisition costs of the Property. By delivery of the Initial Advance Certificate and acceptance of the Initial Advance with respect to a Property, Lessee (i) evidences its acceptance of such Property for lease under the Ground Lease, (ii) acknowledges that such Property has been delivered to Lessee in good condition and has been accepted for lease by Lessee as of the date of the Initial Advance, (iii) acknowledges that such Property is subject to all of the covenants, terms and conditions of the Ground Lease, and (iv) certifies that the representations and warranties


     AGREEMENT FOR GROUND LEASE - Page 6
     --------------------------
contained in Article II of the Ground Lease are true and correct in all material respects on and as of the date of the Initial Advance as though made on and as of such date and that there exists on such date no (1) Event of Default under this Agreement or Event of Default (as defined in the Ground Lease) or (2) Potential Default under this Agreement or Potential Default (as defined in the Ground Lease). Upon making the Initial Advance with respect to such Property, Brazos shall prepare and deliver to Lessee a Property Leasing Record for such Property and Lessee shall promptly execute the Property Leasing Record and return it to Brazos. Each Property Leasing Record shall give a full description of the Property covered thereby, the Acquisition Cost of such Property, the Lease Term (as such term is defined in the Ground Lease) for such Property, its location, and such other details as Brazos, as lessor, and Lessee, as lessee, may from time to time agree.

         (b) Upon delivery to Brazos and Agent of the Reconciliation Certificate with respect to a Property, Lessee shall request the Reconciliation Advance with respect to such Property which shall be within the Available Commitment and within the Budget submitted by Lessee and approved by Agent, and which, subject to SECTION 3.3(b) hereof, shall be sufficient to pay in full the amount by which the acquisition and closing costs of such Property exceeds the Acquisition Cost of such Property as reflected in the Property Leasing Record. By delivery of the Reconciliation Certificate and acceptance of the Reconciliation Advance, Lessee
(i) acknowledges that such Property is subject to all of the covenants, terms and conditions of the Ground Lease, and (ii) certifies that the representations and warranties contained in Article II of the Ground Lease are true and correct in all material respects on and as of the date of the Reconciliation Advance as though made on and as of such date and that there exists on such date no (1) Event of Default under this Agreement or Event of Default (as defined in the Ground Lease) or (2) Potential Default under this Agreement or Potential Default (as defined in the Ground Lease). Upon making the Reconciliation Advance with respect to such Property, Brazos shall prepare and deliver to Lessee a Revised Property Leasing Record for such Property and Lessee shall promptly execute the Revised Property Leasing Record and return it to Brazos.

         (c) Upon delivery to Brazos and Agent of the Additional Advance Certificate with respect to Additional Property, Lessee shall request the Additional Advance with respect to such Additional Property which shall be within the Available Commitment and within the Budget submitted by Lessee and approved by Agent, and which, subject to SECTION 3.3(c) hereof, shall be sufficient to provide for payment of all closing and acquisition costs of the Additional Property. By delivery of the Additional Advance Certificate and acceptance of the Additional Advance with respect to Additional Property, Lessee
(i) evidences its acceptance of such Additional Property for lease under the Ground Lease, (ii) acknowledges that such Additional Property has been delivered to Lessee in good condition and has been accepted for lease by Lessee as of the date of the Additional Advance, (iii) acknowledges that such Additional Property is subject to all of the covenants, terms and conditions of the Ground Lease, and (iv) certifies that the representations and warranties contained in Article II of the Ground Lease are true and correct in all material respects on and as of the date of the Additional Advance as though made on and as of such date and that there exists on such date no (1) Event of Default under this Agreement or Event of Default (as defined in the Ground Lease) or (2) Potential Default under this Agreement or Potential Default (as defined in the Ground Lease). Upon making the Additional Advance with respect to such Additional Property, Brazos shall prepare and deliver to Lessee a Revised Property Leasing Record for the Property to which the Additional Property was added and Lessee shall promptly execute the Revised Property Leasing Record and return it to Brazos. Each Revised Property Leasing Record shall give a full description of the Additional Property covered thereby, the Acquisition Cost of such Additional Property, the Lease Term (as such term is defined in the Ground Lease) for such Additional Property, its location, and such other details as Brazos, as lessor, and Lessee, as lessee, may from time to time agree.



     AGREEMENT FOR GROUND LEASE - Page 7
     --------------------------

         Section 2.4.  POWERS OF LESSEE.

         (a) Subject to SECTION 8.2(b) and the right retained by Brazos and the Agent to accept or reject any Property, Lessee in its capacity as agent for Brazos shall have the right and obligation to act for Brazos and on Brazos' behalf with full and complete authority to select potential future sites for acquisition or for future lease pursuant to a Mortgageable Ground Lease, negotiate and contract for purchase or lease of such sites as Property, appear before each applicable Governmental Authority on behalf of Brazos for the purpose of resolving issues related to the platting, zoning, installation of utilities, and use of the Property, to grant and obtain minor easements for the benefit of any Property or which are deemed reasonably necessary by Lessee for the intended use of the Property, voluntarily to dedicate or convey portions of any Property for road, highway and other public purposes as required in the good faith judgment of Lessee in order to obtain the use of all or part of the Property for the purposes intended (provided that no such action shall materially adversely affect either the market value of such Property or the use of such Property for its intended purpose) and to approve all related vouchers, invoices and statements. Brazos agrees to cooperate with Lessee in connection with any such activities and to sign any agreements, documents, plats or other instruments necessary to carry out the intent of this Agreement, and Brazos will use its best efforts to obtain any necessary approvals or consents under the Credit Agreement. No payment shall be made relating to the acquisition of a Property without the prior approval of Lessee, and each amount so approved and paid shall be part of the Acquisition Cost of that Property and must be in compliance with the Budget for such Property. If Lessee has unreasonably delayed or withheld giving the approvals required to make such payments in violation of any contract, Brazos may make payments which are properly due and payable in accordance with the contracts with said parties and the Budget approved by the Agent, and any such payment so made shall be and become a part of the Acquisition Cost of that Property; provided, however, that Brazos shall not make any such payment if it is subject to a Permitted Contest and, in any event, Brazos shall give two (2) Business Days notice to Lessee prior to making any such payment.

         (b) Notwithstanding anything herein contained, Lessee shall have no authority to, and shall not attempt to, enter into any Acquired Ground Lease on behalf of and in the name of Brazos or to acquire any Property in the name of Brazos without the advance written consent of Brazos.

         (c) Lessee may, with the advance written consent of Brazos and Agent, acquire Property in the name of Brazos by advancing Lessee's own funds at the closing of such Property for the purchase price of the Property and any closing costs. In the event Lessee advances its own funds for such purpose, Lessee shall submit an Initial Advance Certificate to Brazos within thirty (30) days, or such other period of time as may be agreed upon by Brazos and Lessee, of the closing of such purchase pursuant to SECTION 2.3(a) above. The funding of such Initial Advance to reimburse Lessee shall be subject to the terms and conditions hereof to the same extent as an Initial Advance in connection with the acquisition of a Property by Brazos with its own funds from an Initial Advance. Lessee acknowledges that any Property so acquired is still subject to approval by Brazos and Agent in their sole discretion. Any Property which is acquired by Lessee in the name of Brazos and which is not the subject of an Initial Advance, Reconciliation Advance or Additional Advance under this Agreement shall be reassigned by Brazos to Lessee pursuant to SECTION 11.14 hereof.



     AGREEMENT FOR GROUND LEASE - Page 8
     --------------------------

                                   ARTICLE III
                                   -----------

                                    ADVANCES

         Section 3.1. AGREEMENT TO MAKE ADVANCES. Subject to the conditions and upon the terms herein provided, including, without limitation, that the Available Commitment not be exceeded and that all advances be within the Budget for a Property, Brazos agrees to make available to Lessee advances for each Property up to an aggregate principal amount determined with respect to that Property in accordance with SECTION 3.3 hereof. Subject to the terms of this Agreement, Brazos agrees to make (a) an Initial Advance in accordance with the Initial Advance Certificate at the time (i) Brazos' fee interest in a Property is acquired, Brazos approves and executes a Mortgageable Ground Lease for a Property or an Acquired Ground Lease included in SCHEDULE 4.13 attached hereto or as otherwise approved by Brazos for a Property, or within thirty (30) days, or such other period of time as may be agreed upon by Brazos and Lessee, of the advance of funds by Lessee for the purchase of Property in the name of Brazos to the extent permitted by SECTION 2.4(c), and (ii) the conditions in ARTICLE VI are satisfied, (b) a Reconciliation Advance in accordance with the Reconciliation Certificate at the time the conditions in ARTICLE VII are satisfied and (c) an Additional Advance in accordance with the Additional Advance Certificate at the time (i) Brazos' fee interest in Additional Property is acquired or Brazos approves and executes a Mortgageable Ground Lease for Additional Property and (ii) the conditions in ARTICLE VI are satisfied.

         Section 3.2. PROCEDURE FOR ADVANCES. Lessee shall give Brazos and Agent at least five (5) Business Days' notice of its irrevocable request for an advance pursuant to this Agreement, specifying a Business Day on which such advance is to be made and the amount of the advance. Not later than 11:00 a.m. Dallas, Texas time on the date for the advance specified in such notice; provided the conditions set forth in SECTION 2.3 and ARTICLE VI, with respect to the Initial Advance or Additional Advance, or ARTICLE VII, with respect to a Reconciliation Advance, have been satisfied, and subject to SECTION 3.6 Brazos shall provide to Lessee, in immediately available funds, the amount of the advance then requested.

         Section 3.3.  DETERMINATION OF AMOUNTS OF ADVANCES.

         (a) INITIAL ADVANCE. With respect to any Property, the amount of the Initial Advance shall be made in accordance with the Initial Advance Certificate, and shall be sufficient to pay in full all acquisition and closing costs of the Property, including, without limitation, the vendor's contract price therefor, amounts paid or payable with respect to such Property to parties other than the vendor of such Property, any amounts paid by vendee on behalf of vendor in addition to, and not as a credit against the contract price (including without limitation, payments made in satisfaction of prior liens, and payment of any transfer, transfer gains or similar taxes imposed in respect of the conveyance of such Property), survey and survey inspection charges, recording and filing fees, brokerage commissions, appraisal, architectural, rentals, engineering, soil analysis and market analysis fees, environmental inspection reports, Legal Requirements audits, transfer fees and taxes that are customarily the responsibility of the purchaser, documentary fees, sales taxes on personal property, title insurance premiums and costs of appropriate endorsements, closing adjustments for taxes, utilities, and the like, escrow fees, legal fees and expenses (including the legal fees and expenses of Brazos, Lessee and any Assignee), and all reasonable printing, reproduction, closing and other normally capitalized administrative fees and expenses paid by Lessee and any other reasonable expenses relating to due diligence investigations. All such costs for which the Initial Advance is requested shall be specifically set forth in the Initial Advance Certificate and the request for the Initial Advance, and Brazos shall have no obligation to advance any funds in the Initial Advance which are not so specifically set forth in such documents. Lessee shall submit to Brazos and Agent at least two weeks before the delivery of an Initial Advance Certificate with respect to a Property, the Budget for the acquisition of the Property which must be approved (such approval not to be unreasonably withheld) by Agent and which will govern all advances made with respect to that Property.

         (b) RECONCILIATION ADVANCE. With respect to any reconciliation of an Initial Advance or Additional Advance, the amount of the Reconciliation Advance shall be made in accordance with the Reconciliation Certificate, and shall be sufficient to pay in full the amount by which the acquisition and closing costs of the Property exceeds the Acquisition Cost of such Property as reflected in the Property Leasing Record subject to the Budget. All such costs for which the Reconciliation Advance is requested shall be specifically set forth in the Reconciliation Certificate and the request for the


     AGREEMENT FOR GROUND LEASE - Page 9
     --------------------------

Reconciliation Advance, and Brazos shall have no obligation to advance any funds in the Reconciliation Advance which are not so specifically set forth in such documents.

         (c) ADDITIONAL ADVANCE. With respect to any Additional Property, the amount of the Additional Advance shall be made in accordance with the Additional Advance Certificate, and shall be sufficient to pay in full all acquisition and closing costs of the Additional Property, including, without limitation, the vendor's contract price therefor, amounts paid or payable with respect to such Additional Property to parties other than the vendor of such Additional Property, any amounts paid by vendee on behalf of vendor in addition to, and not as a credit against the contract price (including without limitation, payments made in satisfaction of prior liens, and payment of any transfer, transfer gains or similar taxes imposed in respect of the conveyance of such Additional Property), survey and survey inspection charges, recording and filing fees, brokerage commissions, appraisal, architectural, rentals, engineering, soil analysis and market analysis fees, environmental inspection reports, Legal Requirements audits, transfer fees and taxes that are customarily the responsibility of the purchaser, documentary fees, sales taxes on personal property, title insurance premiums and costs of appropriate endorsements, closing adjustments for taxes, utilities, and the like, escrow fees, legal fees and expenses (including the legal fees and expenses of Brazos, Lessee and any Assignee), and all reasonable printing, reproduction, closing and other normally capitalized administrative fees and expenses paid by Lessee and any other reasonable expenses relating to due diligence investigations subject to the Budget. All such costs for which the Additional Advance is requested shall be specifically set forth in the Additional Advance Certificate and the request for the Additional Advance, and Brazos shall have no obligation to advance any funds in the Additional Advance which are not so specifically set forth in such documents or in conformance with the Budget.

         Section 3.4. PARTIAL ADVANCES. If any or all conditions precedent to either an Initial Advance, a Reconciliation Advance or an Additional Advance have not been satisfied on the applicable date for a requested advance, Brazos, in its sole discretion, may, but shall have no obligation to, disburse a part of the requested advance.

         Section 3.5. USE OF PROCEEDS. The proceeds of each advance with respect to a Property shall be used by Lessee for payment or reimbursement of costs specified in the applicable request for the advance.

         Section 3.6. NO OBLIGATION TO ADVANCE. Notwithstanding anything contained herein to the contrary, Brazos shall have no obligation (a) to make any advance hereunder which would exceed the Available Commitment, or (b) to make any advance hereunder if the funds therefor are not made available to Brazos under the Credit Agreement for any reason; provided, however, this
SECTION 3.6 shall not be interpreted to relieve any Bank under the Credit Agreement from the obligation to provide funds to Brazos in accordance with the terms of the Credit Agreement.

         Section 3.7. BRAZOS EQUITY. Brazos agrees that it will advance its equity from its own funds in connection with each advance made hereunder upon approval by Agent so that the maximum amount of debt advanced under the Credit Agreement for any Property will not exceed ninety-seven percent (97%) of the Acquisition Cost of such Property provided that the equity advanced by Brazos shall not exceed 3% of such Acquisition Cost without the prior written approval of Agent. Brazos agrees that it will not withdraw its equity advanced hereunder for a Property except upon approval by Agent or the termination of the Ground Lease for such Property.

         Section 3.8. BRAZOS COVENANTS. In the absence of an Event of Default which is continuing, Brazos agrees that it will not engage any broker in connection with the purchase or sale of any Property without Lessee's prior written consent. Within one hundred and twenty (120) days after the end of Brazos' fiscal year, Brazos will provide to Lessee Brazos' unaudited balance sheet dated as of the end of its fiscal year prepared in accordance with GAAP, certified by an officer of the General Partner of Brazos.





     AGREEMENT FOR GROUND LEASE - Page 10
     --------------------------

                                   ARTICLE IV
                                   ----------

                    REPRESENTATIONS AND WARRANTIES OF LESSEE

         In order to induce Brazos to enter into this Agreement and the Credit Agreement and to agree to make advances, Lessee hereby represents and warrants to Brazos on the date of each advance (it being understood that all representations and warranties in this ARTICLE IV with respect to any Property shall refer to the Property for which each such advance is requested) that:

         Section 4.1. CORPORATE MATTERS. Lessee (a) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its organization, (b) has full corporate power and authority to own and operate its properties and to conduct its business as presently conducted and full corporate power, authority and legal right to execute, deliver and perform its obligations under the Ground Lease and this Agreement and (c) is duly qualified to do business as a foreign corporation in good standing in each jurisdiction, including, without limitation, each state or other jurisdiction in which a Property is located, in which its ownership or leasing of properties or the conduct of its business requires such qualification and where nonqualification, singly or in the aggregate, would materially adversely affect the financial condition or creditworthiness of Lessee, or would impair the ability of Lessee to perform its obligations under the Ground Lease or this Agreement.

         Section 4.2. AUTHORIZATION; BINDING AGREEMENT. This Agreement has been duly authorized, executed and delivered by Lessee, and, assuming the due authorization, execution and delivery of this Agreement by Brazos, this Agreement is a legal, valid and binding obligation of Lessee, enforceable according to its terms, subject, as to enforceability, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         Section 4.3. POWER AND AUTHORITY. The consummation of the transactions herein contemplated and the performance and observance of Lessee's obligations under this Agreement have been duly authorized by all necessary corporate action on the part of Lessee. The execution, delivery and performance by Lessee of this Agreement will not result in any violation of any term of the certificate of incorporation or the by-laws of Lessee, do not require approval of the board of directors or shareholders of Lessee or the approval or consent of any trustee or holders of Indebtedness of Lessee except such as have been obtained prior to the date hereof and will not conflict with or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than a Lien on any Property, as may be contemplated herein) upon any property or assets of Lessee under, any indenture, mortgage or other agreement or instrument to which Lessee is a party or by which it or any of its property is bound where breach or default, singly or in the aggregate, could materially adversely affect the financial condition or creditworthiness of Lessee, or any existing applicable law, rule, regulation, license, judgment, order or decree of any Governmental Authority or court having jurisdiction over Lessee or any of its activities or properties.

         Section 4.4. CONSENTS, APPROVALS AND AUTHORIZATIONS. There are no consents, licenses, orders, authorizations or approvals of, or notices to or registrations with, any Governmental Authority which are required in connection with the valid execution, delivery and performance of this Agreement that have not been obtained or made, except (i) such permits and licenses as Lessee will be required to obtain for the occupancy, use or operation of a Property, and which, in the ordinary course of business, are not obtained until just prior to the commencement of such occupancy, use or operation, and (ii) any such consents, licenses, orders, authorizations, approvals, notices and registrations, the failure of which to obtain would not reasonably be expected to cause a Material Adverse Change. Any such consents, licenses, orders, authorizations, approvals, notices and registrations that have been obtained or made are in full force and effect.

         Section 4.5. FINANCIAL STATEMENTS. Lessee has caused to be furnished to Brazos and Agent copies of the most recent financial information and certificates required to be furnished pursuant to the Corporate Credit Documents, since March 31, 1998, which fairly present the financial position, results of operations and cash flows with respect to Guarantor



     AGREEMENT FOR GROUND LEASE - Page 11
     --------------------------
and its consolidated subsidiaries, as of the dates and for the periods indicated therein and comply with all applicable requirements.

         Section 4.6. CHANGES. Since the date of the most recent financial statements delivered pursuant to SECTION 4.5, there has been no adverse change in the financial condition or business of any Guarantor or Lessee which would materially impair the ability of such Guarantor or Lessee to perform their respective obligations under this Agreement or the Ground Lease or which would materially impair the ability of Guarantor to perform its obligations under the Guaranty.

         Section 4.7. LITIGATION. Except as disclosed to Brazos, there is no action, suit, proceeding or investigation at law or in equity by or before any court, governmental body, agency, commission or other tribunal now pending or, to the best knowledge of Lessee after due inquiry, threatened against in writing or affecting Lessee or Guarantor or any property or rights of Lessee or Guarantor, which affects any Property, as to which there is a significant possibility of an adverse determination, and which if adversely determined, could reasonably be expected to have a material adverse impact on the financial condition or business of Lessee or Guarantor or which, if adversely determined, could reasonably be expected to materially impair the ability of Lessee or Guarantor to perform its obligations hereunder or of Guarantor to perform its obligations under the Guaranty, or which, if adversely determined, could reasonably be expected to have a material adverse impact on the Value or intended use of a Property (it being agreed that a potential adverse impact reasonably likely to be less than $500,000 in the aggregate with respect to all Properties shall be deemed not to be material), and there is no action, suit, proceeding or investigation at law or in equity by or before any court, governmental body, agency, commission or other tribunal now pending or, to the best knowledge of Lessee or Guarantor after due inquiry, threatened which questions or would question the validity of this Agreement.

         Section 4.8. NO DEFAULT. Neither Lessee nor Guarantor is in default, after the expiration of all applicable grace periods, under or with respect to any Contractual Obligation in any respect which could be materially adverse to the business, operations, property or financial or other condition of Lessee or Guarantor, or which could materially adversely affect the ability of Lessee or Guarantor to perform its obligations under this Agreement or the Ground Lease.

         Section 4.9. PROPERTY LIENS. Except as specifically disclosed by Lessee in writing to Brazos, to Lessee's actual knowledge, no Property is subject to a Lien of Record, and, to the best of Lessee's actual knowledge, no Property is subject to any other Lien, except for Permitted Exceptions previously disclosed in writing to Brazos and Agent.

         Section 4.10. AVAILABILITY OF UTILITIES. To the best of Lessee's actual knowledge, all utility services and facilities (including, without limitation, gas, electrical, water and sewage services and facilities) that are necessary for the intended use of the Property under the Ground Lease without impediment or unreasonable delay are or will reasonably be available when needed at the boundaries of the Property.

         Section 4.11. BROKERAGE. Except as may be contemplated by the Ground Lease, no brokerage or other fee, commission or compensation is to be paid by Brazos in connection with this Agreement, and Lessee hereby indemnifies Brazos against any claims for brokerage fees or commissions and agrees to pay all reasonable expenses incurred by Brazos in connection with the defense of any action or proceeding brought to collect any such brokerage fees or commissions; provided such claim is made through or under Lessee.

         Section 4.12. SUITABILITY OF PROPERTY. Each Property is suitable in material respects (including, without limitation, ground conditions, utilities, and condition of title) for the intended use of the Property under the Ground Lease.

         Section 4.13. ACQUIRED GROUND LEASE. Each Acquired Ground Lease is a Mortgageable Ground Lease except to the extent agreed to in writing by Brazos and Agent, and to the best of Lessee's actual knowledge is in full force and effect and has not been amended, restated, modified or changed in any manner that has not been disclosed in writing to Brazos and Agent, nor to the best of Lessee's actual knowledge is there any material default under any Acquired Ground Lease nor the occurrence of any event which, with the giving of notice or the passage of time or both, would constitute a default under such Acquired Ground Lease, nor to the best of Lessee's actual knowledge has any party under any Acquired Ground


     AGREEMENT FOR GROUND LEASE - Page 12
     --------------------------

Lease commenced any action or given or received any notice for the purpose of terminating any Acquired Ground Lease, and to the best of Lessee's actual knowledge all rents, additional rents and other sums due and payable under the Acquired Ground Lease have been paid in full.

         Section 4.14. ACCURACY OF VALUE. Lessee has no knowledge or reason to believe that the Value contained in any certificate or statement furnished to Brazos or Agent by Lessee with respect to any Property is not accurate and complete in all material respects.

                                    ARTICLE V
                                    ---------

                              AFFIRMATIVE COVENANTS

         Lessee hereby agrees that, so long as this Agreement remains in effect, Lessee shall keep and perform fully each and all of the following covenants:

         Section 5.1. PERFORMANCE UNDER OTHER AGREEMENTS. Lessee shall duly perform and observe all of the covenants, agreements and conditions on its part to be performed and observed hereunder and shall duly perform and observe all of the covenants, agreements and conditions on its part which it is obligated to perform or observe under the Ground Lease and all other agreements related to any Property.

         Section 5.2. EXPENSES. Lessee shall pay upon demand all obligations, reasonable costs and expenses incurred by Brazos (or its limited partners, if payable to any such limited partner as Additional Rent under the Ground Lease or if incurred in connection with the closing (as opposed to on-going administrative expenses)) with respect to any and all transactions contemplated herein and the preparation of any document reasonably required hereunder, including (without limiting the generality of the foregoing) and without duplication all amounts required to reimburse Brazos or its Affiliate for its interest costs, obligations, costs, fees and expenses arising in connection with any Credit Agreement or the termination thereof (whether as a result of a default thereunder or otherwise), title and conveyancing charges, recording and filing fees and taxes, title search fees, rent under each Acquired Ground Lease, mortgage taxes, real property taxes and assessments, intangible personal property taxes, escrow fees, revenue and tax stamp expenses, insurance premiums (including title insurance premiums), brokerage commissions, finders' fees, placement fees, court costs, surveyors', photographers', appraisers', architects', engineers', rating agencies', accountants' and reasonable attorneys' fees and disbursements (including, without limitation, the preparation of any tax return or report relating to a Property), and will reimburse to Brazos all expenses paid by Brazos or its partners of the nature described in this SECTION 5.2 which have been or may be incurred by Brazos with respect to any and all of the transactions contemplated herein. If Lessee or Guarantor shall fail to reimburse Brazos within twenty (20) days after presentation of a bill and demand for payment therefor, Brazos may pay or deduct, from the advances to be made under the Credit Agreement, any of such expenses; provided the same are within the Budget and any proceeds so applied shall be deemed advances under this Agreement, and deducted from the total funds available for the Property. Notwithstanding anything to the contrary contained in the foregoing, neither Lessee nor the Guarantor shall be required to reimburse Brazos for any of the foregoing obligations, costs and expenses which constitute properly capitalized costs and which Brazos has agreed to capitalize and to include as an element of the Acquisition Cost of a particular Property or which are included in the calculation of Basic Rent (as defined in the Ground Lease). Expenses incurred by Brazos in financing obligations, costs and expenses pending allocation as a capitalized cost to a Property shall be payable by Lessee or the Guarantor hereunder, if not capitalized by Brazos.



     AGREEMENT FOR GROUND LEASE - Page 13
     --------------------------

         Section 5.3. CERTIFICATES; OTHER INFORMATION. Lessee shall furnish to Brazos and Agent:

                  (a) concurrently with the delivery of the annual financial statements referred to in SECTION 5.3(b), the Compliance Certificate (as defined in the Guaranty) required to be provided by Guarantor pursuant to Section 7(b) of the Guaranty, and a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge, Lessee during such period has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Event of Default or Potential Default, except as specified in such certificate; and

                  (b) from time to time, (i) promptly upon request, copies of the quarterly financial statements required to be delivered under
         Section 8.1(b) of the Corporate Credit Documents, together with each certificate required to be delivered under Section 8.1 of the Corporate Credit Documents, and within one hundred (100) days after the end of Guarantor's fiscal year, copies of the annual financial statements required to be delivered under Section 8.1(a) of the Corporate Credit Documents, together with each certificate required to be delivered under Section 8.1 of the Corporate Credit Documents, (ii) promptly upon request, such other information with respect to Guarantor or Lessee or Guarantor's or Lessee's operations, business, property, assets or financial condition as Brazos or Agent shall reasonably request, (iii) promptly after a Responsible Officer obtains knowledge of any Event of Default or Potential Default, a certificate of a Responsible Officer specifying the nature and period of existence of such Event of Default or Potential Default, and what action, if any, Lessee has taken, is taking, or proposes to take with respect thereto, (iv) promptly after a Responsible Officer obtains knowledge of any material adverse change in the financial condition or business of Guarantor or Lessee or of any litigation of the type described in SECTION 4.7, a certificate of a Responsible Officer describing such change or litigation as the case may be, and (v) promptly after Lessee obtains knowledge of any and all Liens other than Permitted Exceptions on any Property or other matter which may materially adversely affect the value or intended use of a Property, a detailed statement describing each such Lien or other matter.

         Section 5.4. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Lessee shall preserve, renew and keep in full force and effect its corporate existence (except as otherwise permitted herein), and take all reasonable action to maintain all rights, privileges and franchises material to the conduct of its business; and comply with all its material Contractual Obligations; provided, however, that nothing contained in this SECTION 5.4 shall prevent Lessee from ceasing or omitting to exercise any rights, privileges or franchises which in the reasonable judgment of Lessee can no longer be profitably exercised or prevent Lessee from selling, abandoning or otherwise disposing of any property, the retention of which in the reasonable judgment of Lessee is inadvisable to the business of Lessee, or prevent any liquidation of any subsidiary of Lessee, or any merger, consolidation or sale, permitted by the provisions of SECTION 11.8.

         Section 5.5. NOTICES. Each party hereto shall give notice or copies, as applicable, to the other party promptly upon the occurrence (or becoming aware of or receiving notice) of:

                  (a) any litigation or proceedings affecting any Property in which the amount involved (individually or collectively) is $100,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

                  (b) any notices given to or received from the lessor under any Acquired Ground Lease; and

                  (c) the imposition of any Lien, other than Permitted Exceptions, or Lien of Record of which Lessee has knowledge.



     AGREEMENT FOR GROUND LEASE - Page 14
     --------------------------

Each notice given by Lessee pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action Lessee proposes to take with respect thereto.

         Section 5.6. LEGAL REQUIREMENTS. Lessee shall comply in all material respects with all Legal Requirements affecting the execution, delivery and performance of this Agreement, and Lessee will not do or permit any act or thing which is contrary in any material respect to any Legal Requirements, or which might impair in any material respect, other than in the normal use thereof, the value or usefulness of any Property; provided, in each case, that Lessee shall not be required to comply with any Legal Requirements if (a) in the case of any Legal Requirements with respect to laws affecting the environment, Lessee acts diligently to cure such non-compliance upon becoming aware of it and (b) in every case, such non-compliance, individually or in the aggregate, (i) shall not involve any material danger that any Property would be subject to sale, forfeiture, or loss as a result of failure to comply therewith; (ii) could not reasonably be expected to cause either Brazos or any Assignee to incur (x) civil liability which, in the sole judgment of Brazos or any Assignee, is not adequately indemnified (Lessee's obligations under ARTICLE IX of this Agreement shall be deemed to be adequate indemnification if no Event of Default or Potential Default exists and if such civil liability is reasonably likely to be less than $100,000 per Property and $500,000 in the aggregate) or (y) any criminal liability as a result of failure to comply therewith; (iii) is permitted under the provisions of the Acquired Ground Lease, if any, on such Property, and (iv) is consistent with business practices normal within the industry of Lessee or the practices of Lessee with respect to properties owned by Lessee.

         Section 5.7. LEASING OF PROPERTY. Lessee shall lease (or in the case of Property under an Acquired Ground Lease, shall sublease) such Property from Brazos pursuant to the Ground Lease in accordance with the procedures of SECTION
2.3 hereof. Upon the acquisition of a Property by purchase or lease, such Property shall cease to be governed by the terms, provisions, and conditions of this Agreement, and shall be governed by the terms, provisions, and conditions of the Ground Lease; provided that nothing contained herein shall be deemed to relieve Brazos from its obligation to make the Reconciliation Advance or Additional Advance if the conditions hereof for such Reconciliation Advance or Additional Advance shall be satisfied by Lessee or to relieve Lessee from the obligation of satisfaction of all Liens with respect to any Property, it being expressly agreed that such obligation shall survive the making of the Initial Advance and the date of the Property Leasing Record.

         Section 5.8. FILINGS. Lessee shall promptly and duly execute, deliver, file, and record, at Lessee's expense, all such documents, statements, filings, and registrations, and take such further action as Brazos or Assignee shall from time to time reasonably request in order to establish, perfect and maintain Brazos' title to and interest in the Property and any Assignee's interest in this Agreement or any Property as against Lessee or any third party in any applicable jurisdiction.

                                   ARTICLE VI
                                   ----------

            CONDITIONS PRECEDENT TO THE INITIAL ADVANCE OR ADDITIONAL ADVANCE WITH RESPECT TO A PROPERTY OR ADDITIONAL PROPERTY

         Brazos shall not be obligated to make the Initial Advance with respect to a Property or an Additional Advance with respect to an Additional Property, or if no advance is being made pursuant to Brazos acquiring a leasehold estate in a Mortgageable Ground Lease Brazos shall not be required to acquire such leasehold estate, until all of the conditions set forth in this ARTICLE VI shall have been satisfied.

         Section 6.1. ACQUISITION DOCUMENTS. In connection with the acquisition of any Property with the proceeds of an Initial Advance, except as may otherwise be agreed by Brazos and Agent, Brazos and Agent shall have received at least five (5) Business Days prior to any advance, in each case in form and substance satisfactory to Brazos and Agent, the following:




     AGREEMENT FOR GROUND LEASE - Page 15
     --------------------------

                  (a) GROUND LEASE. A fully executed copy of the Ground Lease. The delivery of the Ground Lease to satisfy this condition precedent with respect to the first Property shall serve to satisfy this condition precedent for each subsequent Property.

                  (b) REQUEST FOR ADVANCE. A Request for Advance, executed by Lessee, which shall set out the total amount of the Initial Advance or Additional Advance requested, the date on which the advance is to be paid, the name and address of the escrow or closing agent to which the Initial Advance or Additional Advance is to be tendered, and an itemization of the various costs constituting the amount of the Initial Advance or Additional Advance in such detail as will be necessary to provide disbursement instructions to the escrow or closing agent.

                  (c) INITIAL ADVANCE CERTIFICATE OR ADDITIONAL ADVANCE CERTIFICATE. The Initial Advance Certificate or the Additional Advance Certificate, as applicable, containing, among other things, a certification by Lessee that the proposed cost of such Property contained in such certificate is within the Budget approved by Agent and is true, complete, correct, and accurately represents all expected costs of acquiring the Property, and that the Property is not encumbered by any Liens of Record created by Lessee or, to the best knowledge of Lessee, by any other Liens of Record.

                  (d) SPECIAL WARRANTY DEED AND BILL OF SALE. Where fee title is to be acquired by Brazos, a photocopy of the Special Warranty Deed and Bill of Sale to be executed and delivered at the closing of the acquisition of each Property, conveying indefeasible title to Brazos, subject only to Permitted Exceptions, but not subject to any Liens of Record. For purposes of the Initial Advance and Additional Advance, Permitted Exceptions shall NOT include any Liens of Record (whether or not the subject of a Permitted Contest).

                  (e) ACQUIRED GROUND LEASE. Where Brazos is acquiring an Acquired Ground Lease listed on SCHEDULE 4.13 attached hereto or otherwise approved by Brazos, an assignment of such Acquired Ground Lease. Where Brazos is acquiring leasehold estate in a Property pursuant to a Mortgageable Ground Lease, an original of the Mortgageable Ground Lease to be executed and delivered at the closing of the acquisition of Brazos' leasehold estate, certified by Lessee as complying in all respects with this Agreement and with Article XVI of the Ground Lease, and subject only to Permitted Exceptions but not subject to any Liens of Record which are not Permitted Exceptions (other than a lien of a lender to a landlord which is subordinate to the Acquired Ground Lease or for which a nondisturbance agreement has been obtained), along with any estoppel certificates deemed necessary by Brazos or Agent (as, for example, when Lessee's interest in an existing Acquired Ground Lease is being assigned to Brazos), recognition and attornment agreements deemed necessary by Brazos or Agent, and other confirmations required by legal counsel to Brazos and Agent that such Acquired Ground Lease is a Mortgageable Ground Lease. For purposes of the Initial Advance and Additional Advance, Permitted Exceptions shall NOT include any Liens of Record (whether or not the subject of a Permitted Contest).

                  (f) TAXES. Evidence that all past and current taxes and assessments (excluding those which are due and payable but not yet delinquent) applicable to the Property for which the Initial Advance or Additional Advance, respectively, is requested have been paid in full.

                  (g) TITLE INSURANCE POLICY. A commitment for a fee (or Leasehold or Mortgagee's, as the case may be) Policy of Title Insurance on the most current ALTA form or, if not permitted by local regulations such other form as is acceptable to Brazos and Agent. At closing, Brazos and Agent shall receive fee (or Leasehold, or Mortgagee, as the case may be) policies of title insurance (or binding commitments therefor) issued by the Title Company with respect to the Property in the amount of the vendor's contract price or the leasehold value for such Property, insuring Brazos' title and the interest of any Assignee to be good and indefeasible subject only to the Ground Lease, Permitted Exceptions (but not subject to Liens of Record other than a lien of a lender to a landlord for which a nondisturbance agreement has been obtained), shortages in area, taxes for the current year not yet due and payable and subsequent tax assessments for prior years due to a change in land usage or ownership, and where applicable, the terms of the Acquired Ground Lease, and containing such available endorsements and



     AGREEMENT FOR GROUND LEASE - Page 16
     --------------------------
         affirmative coverages as Brazos and Agent may require. Brazos also shall have received evidence satisfactory to it that all premiums in respect of such policies will be paid at the closing of title.

                  (h) SURVEY. Brazos shall have received a survey of the Property certified to Brazos and Agent, dated a date within ninety (90) days prior to closing (or such shorter period as any title issuer may require), by an independent, licensed registered public land surveyor, which survey shall be made in accordance with the "Minimum Standard Detail Requirements for Land Title Surveys" established by the American Land Title Association and the American Congress on Surveying and Mapping, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such survey the following: (A) the location of the established building setback lines; (B) the lines of streets abutting the Property and the width thereof; (C) all access and other easements appurtenant to or necessary or desirable to use the Property; (D) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the Property, whether recorded, apparent from a physical inspection of the Property or otherwise known to the surveyor; (E) the location of any existing improvements on the Property; (F) any encroachments on any adjoining property by the building structures and improvements on the Property; and (G) if the Property is described by reference to a filed map, a legend relating the survey to said map.

                  (i) AVAILABILITY OF UTILITIES. With respect to each Property, evidence satisfactory to Brazos and Agent that all utility services and facilities (including, without limitation, gas, electrical, water and sewage services and facilities) that are necessary for the intended use of the Property under the Ground Lease without impediment or delay are or will be available to the Property.

                  (j) FLOOD INSURANCE. Either (i) a policy of flood insurance in an amount equal to the Acquisition Cost for such Property, or (ii) a certification by the surveyor that the Property is not located in a Special Flood Hazard Area.

                  (k) OPINION OF COUNSEL FOR GUARANTOR. Concurrently with the execution of this Agreement, an opinion of Schulte Roth & Zabel LLP, in form and substance reasonably satisfactory to Brazos and Agent.

                  (l) OPINION OF LOCAL COUNSEL. With respect to (i) any proposed acquisition by Brazos of a fee interest in a Property in a state or jurisdiction in which no Property has previously been acquired under this Agreement and (ii) any proposed acquisition by Brazos of a Property under an Acquired Ground Lease, an opinion of local counsel, in each case in form and substance reasonably satisfactory to Brazos and Agent and generally to the same effect as EXHIBIT "E" attached hereto.

                  (m) CERTIFICATES OF INSURANCE. Certificates of insurance or other evidence reasonably acceptable to Brazos and Agent certifying that the insurance then carried or maintained on each Property complies with the terms of the Ground Lease.

                  (n) ZONING. Satisfactory evidence that the Property is zoned in the manner which permits the use intended by Lessee.

                  (o) MEMORANDUM OF LEASE. A memorandum of lease for the Property in recordable form, executed by Lessee and Brazos, reciting therein that the Property covered thereby is subject to the terms and conditions of the Ground Lease.

                  (p) ENVIRONMENTAL ASSESSMENT. An environmental assessment prepared by a third party environmental assessment firm of some of the Property and a letter from Underberg & Kessler LLP relating to the environmental condition of all of the Property, both of which must be delivered to Brazos and Agent in form and substance acceptable to Brazos and Agent and their counsel on the Effective Date. No report delivered pursuant to this SECTION 6.1(q) shall disclose, in the reasonable judgment of Brazos or Agent, a violation of




     AGREEMENT FOR GROUND LEASE - Page 17
     --------------------------

         Environmental Law (as defined in the Ground Lease), the existence of an Environmental Claim (as defined in the Ground Lease) or Lien against such Property, or the existence of any material Environmental (as defined in the Ground Lease) contamination of such Property.

                  (q) OTHER DOCUMENTS. All other documents or certificates reasonably requested by Brazos or Agent, including, but not limited to, a Value of the Property including the Facility and/or FF&E, opinions of counsel and other corporate documents and certificates all in form and substance acceptable to Brazos and Agent; provided however, Brazos and Agent reserve the right to require Lessee to provide, at its sole cost and expense, and appraisal of the Property if required by any Governmental Authority or by the auditors of the Agent.

         Section 6.2. NO EVENT OF DEFAULT. No Event of Default or Potential Default shall have occurred and be continuing on the date of the Initial Advance or Additional Advance or after giving effect to the advance to be made on such date.

         Section 6.3. CONTINUING REPRESENTATIONS. All representations and warranties made in this Agreement, in the Ground Lease, and in connection with the Initial Advance or Additional Advance or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith shall be true and correct as of the date they are made or are deemed to be made.

         Section 6.4. ADDITIONAL MATTERS. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to Brazos and Agent, the Property must be approved by the Agent and the amount of each advance to be made in connection with such Property must be within the Budget approved by the Agent.

         Section 6.5. PROPERTIES ACQUIRED IN BRAZOS' NAME. In connection with an Initial Advance for a Property acquired by Lessee in Brazos' name with Lessee's own funds, except as may otherwise be agreed by Brazos and Agent, Brazos and Agent shall have received at least five (5) Business Days prior to any advance, in each case in form and substance satisfactory to Brazos and Agent, such of the documents and instruments referenced in Section 6.1 as may be required for funding under the Credit Agreement.

                                   ARTICLE VII
                                   -----------

               CONDITIONS PRECEDENT TO THE RECONCILIATION ADVANCE
                           WITH RESPECT TO A PROPERTY

         Section 7.1. RECONCILIATION ADVANCE. Brazos' obligation to make the Reconciliation Advance with respect to a Property shall be subject to the satisfaction of the following conditions:

                  (a) RECONCILIATION CERTIFICATE. A fully executed copy of the Reconciliation Certificate shall have been delivered to Brazos and Agent.

                  (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties made herein or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith, shall be correct on and as of the date for such advance as if made on and as of such date.

                  (c) NO EVENT OF DEFAULT. No Event of Default or Potential Default shall have occurred and be continuing on such date or after giving effect to the advance to be made on such date.

                  (d) EVIDENCE OF COMPLIANCE. Brazos and Agent shall have been furnished with such documents, reports, certificates, affidavits and other information, in form and substance satisfactory to Brazos or Agent in



     AGREEMENT FOR GROUND LEASE - Page 18
     --------------------------
         their reasonable judgment, as Brazos or Agent may require to evidence compliance by Lessee with all of the provisions of this Agreement.

                  (e) REQUEST FOR ADVANCE. Brazos and Agent shall have received a Request for Advance, executed by Lessee, and stating the total amount of the Reconciliation Advance requested, the date on which such Reconciliation Advance is to be made, and a specific breakdown of items and costs for which the Reconciliation Advance is being made all of which must be within the amounts specified for same in the Budget approved by the Agent.

                  (f) SATISFACTORY TITLE. There shall have been no changes in the state of title and no additional survey exceptions or Liens, except for Permitted Exceptions. Brazos and Agent shall have received a list of all Liens of Record and of all other Liens known to Lessee against the Property and the amounts thereof and, in the case of an Acquired Ground Lease, an estoppel certificate from the lessor confirming that there are no defaults under the Acquired Ground Lease and such other information satisfactory to Brazos and Agent.

                                  ARTICLE VIII
                                  ------------

                                EVENTS OF DEFAULT

         Section 8.1. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default:

                  (a) FAILURE TO MAKE PAYMENTS. Failure of Lessee to pay any amount hereunder within five (5) Business Days from written demand for such payment.

                  (b) OTHER DEFAULTS. Lessee shall default in the performance or observance of any other term, covenant, condition or obligation contained in this Agreement and such default shall (i) continue for thirty (30) days after written notice shall have been given to Lessee by Brazos or any Assignee specifying such default and requiring such default to be remedied or (ii) if such default is of a nature that it is not capable of being cured within such 30-day period, Lessee shall not have diligently commenced curing such default, proceeded diligently and in good faith thereafter to complete curing such default, or cured such default within sixty (60) days from the date of written notice.

                  (c) BANKRUPTCY. (i) The entry of a decree or order for relief in respect of Lessee or Guarantor by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Lessee or Guarantor or of any substantial part of Lessee's or Guarantor's property, or ordering the winding up or liquidation of Lessee's or Guarantor's affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or (ii) the general suspension or discontinuance of Lessee's or Guarantor's business operations, its insolvency (however evidenced) or its admission of insolvency or bankruptcy, or the commencement by Lessee or Guarantor of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Lessee or of Guarantor of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the failure of Lessee or Guarantor generally to pay its debts as such debts become due, or the taking of corporate action by Lessee or Guarantor in furtherance of any such action.

                  (d) PAYMENT OF OBLIGATIONS. A default or event of default which results in the holder or holders of any Indebtedness of Lessee or of Guarantor, or a trustee or agent on behalf of such holder or holders, accelerating such Indebtedness prior to its stated maturity under the provisions of any instrument evidencing



     AGREEMENT FOR GROUND LEASE - Page 19
     --------------------------

         Indebtedness in excess of $1,000,000 of Lessee or Guarantor (or under the provisions of any agreement pursuant to which such instrument was issued) or the occurrence of a default as specified in Section 7.1(d)(iii) of the Credit Agreement.

                  (e) MISREPRESENTATIONS. Any representation or warranty made by Lessee herein or which is contained in any certificate, document or financial or other statement furnished under or in connection with this Agreement proves to be false or misleading in any material respect when made or deemed made.

                  (f) DEFAULT UNDER LEASE DOCUMENTS. An Event of Default (as defined in the Ground Lease, the Agreement for Facilities Lease or the Facilities Lease) shall occur and be continuing under the Ground Lease, the Agreement for Facilities Lease or the Facilities Lease, respectively.

                  (g) GUARANTY. An Event of Default under the Guaranty shall occur and be continuing or any representation or warranty made by Guarantor in the Guaranty, any Consent (as defined in the Facilities Lease) or any document contemplated hereby or thereby proves to be false or misleading in any material respect when made or deemed made or the Guarantor defaults in the performance of any term, covenant, condition or obligation contained in the Guaranty or any Consent, and such default shall not have been cured within any applicable grace or cure period and such default shall be continuing or any provision of the Guaranty shall for any reason be terminated or cease to be in full force and effect and a valid and binding obligation of the Guarantor, or the Guarantor shall challenge or repudiate in writing its liability thereunder.

                  (h) OTHER AGREEMENTS. Any Lessee or the Guarantor shall default in any material respect in the performance or observance of any term, covenant, condition or obligation contained in any other written agreement between Lessee and Brazos or any Consent to which any Lessee or Guarantor is a party and such default shall not have been cured within any applicable grace or cure period.

                  (i) UNAUTHORIZED ASSIGNMENTS. Any assignment by Lessee of any interest in this Agreement or any advance to be made hereunder other than in accordance with the terms of this Agreement.

                  (j) DEFAULT UNDER CORPORATE CREDIT DOCUMENTS. The occurrence of any Default under any of the Corporate Credit Documents.

         Section 8.2. RIGHTS UPON DEFAULT. Upon the occurrence and continuation of any Event of Default, Brazos may in its discretion, in a writing delivered to Lessee, declare this Agreement to be in default and do any one or more of the following:

                  (a) Terminate this Agreement and/or Brazos' obligations to make Initial Advances, Reconciliation Advances and Additional Advances hereunder by giving written notice to that effect to Lessee;

                  (b) Terminate or suspend Lessee's right to act as agent of Brazos under SECTION 2.4 by giving written notice to that effect to Lessee;

                  (c) Recover from Lessee any sums due hereunder; and

                  (d) Exercise any other right or remedy which may be available under applicable law and in general proceed by appropriate judicial proceedings, either at law or in equity, to enforce the terms hereof or to recover damages for the breach hereof.

         Suit or suits for the recovery of any default in the payment of any sum due hereunder or for damages may be brought by Brazos from time to time at Brazos' election, and nothing herein contained shall be deemed to require Brazos



     AGREEMENT FOR GROUND LEASE - Page 20
     --------------------------
to await the date whereon this Agreement or the term hereof would have expired by limitation had there been no such default by Lessee or no such termination or cancellation.

         The receipt of any payments under this Agreement by Brazos with knowledge of any breach of this Agreement by Lessee or of any default by Lessee in the performance of any of the terms, covenants or conditions of this Agreement, shall not be deemed to be a waiver of any provision of this Agreement.

         No receipt of moneys by Brazos from Lessee after the termination or cancellation hereof in any lawful manner shall reinstate or continue this Agreement or operate as a waiver of the right to receive any and all amounts owing by Lessee to or on behalf of Brazos hereunder; it being agreed that, after the service of notice to terminate or cancel this Agreement, and the expiration of the time therein specified, if the default has not been cured in the meantime, or after the commencement of suit, action or summary proceedings or of any other remedy, or after a final order, warrant or judgment for the possession of the Property, Brazos may demand, receive and collect any moneys payable hereunder, without in any manner affecting such notice, proceedings, suit, action, order, warrant or judgment; and any and all such moneys so collected shall be deemed to be payments on account of Lessee's liability hereunder.

         Lessee shall be liable to Brazos for Brazos' obligations, costs, and expenses incurred reasonably in connection with its obligations hereunder, including, without limitation, all losses, damages and expenses (including, without limitation, attorneys' fees and expenses) sustained by Brazos by reason of such Event of Default and the exercise of Brazos' remedies with respect thereto.

         No remedy referred to in this SECTION 8.2 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Brazos at law or in equity, and the exercise in whole or in part by Brazos of any one or more of such remedies shall not preclude the simultaneous or later exercise by Brazos of any or all such other remedies. No waiver by Brazos of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

         Lessee hereby waives any and all rights to reinstate this Agreement as permitted or provided by or under any statute, law or decision now or hereafter in force and effect.

                                   ARTICLE IX
                                   ----------

                                   INDEMNITIES

         Section 9.1. INDEMNIFIED PERSONS. Lessee shall indemnify and hold harmless Brazos, each general and limited partner of Brazos, any Assignee, any successor or successors and any Affiliate of each of them, and their respective officers, directors, incorporators, shareholders, partners (general and limited, including, without limitation, the general and limited partners of Brazos), employees, agents and servants (each of the foregoing an "Indemnified Person") from and against all liabilities, taxes, losses, obligations, claims, damages, penalties, causes of action, suits, costs and expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses) or judgments of any nature, except to the extent resulting from gross negligence or willful misconduct of such Indemnified Person, relating to or in any way arising out of:

         (a) The ordering, delivery, acquisition, construction, title on acquisition, rejection, installation, possession, titling, retitling, registration, reregistration, custody by Lessee of title and registration documents, ownership, use, non-use, misuse, lease, operation, transportation, repair, control or disposition of any Property;

         (b) The assertion of any claim or demand based upon any infringement or alleged infringement of any patent or other right, by or in respect of any Property; provided, however, that upon request of Lessee, Brazos will make available to Lessee Brazos' rights under any similar indemnification arising from any manufacturer's or vendor's warranties or undertakings with respect to any Property; or



     AGREEMENT FOR GROUND LEASE - Page 21
     --------------------------

         (c) Any violation or alleged violation (other than an alleged violation by Brazos) by Lessee of this Agreement or of any contracts or agreements to which Lessee is a party or by which it is bound, or any laws, rules, regulations, orders, writs, injunctions, decrees, consents, approvals, exemptions, authorizations, licenses and withholdings of objection, of any governmental or public body or authority and any other Legal Requirements, including, without limitation, any Legal Requirements with respect to the environment or the regulation of hazardous materials or substances, or any breach of a representation or warranty by Lessee under this Agreement.

         Section 9.2. PAYMENTS. Lessee shall forthwith upon demand reimburse any Indemnified Person for any sum or sums expended with respect to any of the items set forth in SECTION 9.1 or, upon request from any Indemnified Person, shall pay such amounts directly. Any payment made to or on behalf of any Indemnified Person pursuant to this ARTICLE IX shall be increased to such amount as will, after taking into account all taxes imposed with respect to the accrual or receipt of such payment (as the same may be increased pursuant to this sentence), equal the amount of the payment, reduced by the amount of any savings in such taxes actually realized by the Indemnified Person as a result of the payment or accrual of the amounts in respect of which the payment to or on behalf of the Indemnified Person hereunder is made. Any Indemnified Person seeking indemnification under this ARTICLE IX shall give Lessee written evidence supporting the amount demanded, and such written evidence shall be deemed to be conclusive, absent manifest error. To the extent that Lessee in fact indemnifies any Indemnified Person under the indemnity provisions of this Agreement, Lessee shall be subrogated to such Indemnified Person's rights in the affected transaction and shall have a right to determine the settlement of claims therein.

         Section 9.3. CONTINUING INDEMNIFICATION. The indemnities contained in this ARTICLE IX shall not be affected by and shall survive any termination of this Agreement as a whole or in respect of any Property, or any failure or refusal of Lessee to accept any Property acquired pursuant to the terms hereof.

         Section 9.4.  LIMITATIONS.

         (a) Brazos and Lessee agree that the activities of Lessee under the Agreement for Ground Lease relating to the preparation or approval of any maps, drawings, opinions, reports, surveys, change orders, designs, or specifications relating to any Property is being done by Lessee in its capacity as the prospective lessee of the Property and not as the agent or employee of Brazos. Lessee and Brazos agree that to the greatest extent possible without causing any indemnification provision of the Agreement for Ground Lease to be void and unenforceable under the laws of any state, it is the intention of the parties to the Agreement for Ground Lease for Lessee to bear all responsibility for and to indemnify Brazos against, except to the extent resulting from the gross negligence or willful misconduct of Brazos, any liability, claims, damages, losses or expenses, including attorneys fees, arising out of the preparation or approval of any maps, drawings, opinions, reports, surveys, change orders, designs, or specifications relating to the Property.

         (b) Brazos and Lessee agree that the terms of any state law or the laws of other jurisdictions which may affect the rights of any Indemnified Person or Lessee under this ARTICLE IX may be set forth in the Memorandum of Ground Lease for the affected Property and shall apply as though set forth in this Agreement.



     AGREEMENT FOR GROUND LEASE - Page 22
     --------------------------

         Section 9.5. LITIGATION. If any claim, action, proceeding or suit is brought against an Indemnified Person with respect to which Lessee would be required to indemnify such Indemnified Person, Lessee shall have the right to assume the defense thereof, including the employment at its expense of counsel; provided that Lessee shall not have such right, to the extent that such Indemnified Person shall deliver to Lessee a written notice waiving the benefits of the indemnification of such Indemnified Person provided by this ARTICLE IX in connection with such claim, action, proceeding or suit. Notwithstanding the foregoing, if (i) any claim, action, proceeding or suit is brought against an Indemnified Person who is an individual, (ii) the action threatens to restrain or adversely affect the conduct of the business of the Indemnified Person, but not the business of Brazos' ownership of the Property under this Agreement,
(iii) the claim, action, proceeding or suit seeks damages of more than $1,000,000, or (iv) independent counsel to an Indemnified Person shall conclude that there may be defenses available to the Indemnified Person which may conflict with those available to Lessee, Lessee shall not have the right to assume the defense of any such action on behalf of the Indemnified Person if such Indemnified Person chooses to defend such action (with counsel reasonably acceptable to Lessee), and all reasonable costs, expenses and attorneys' fees incurred by the Indemnified Person in defending such action shall be borne by Lessee. Notwithstanding the assumption of its defense by Lessee pursuant to this paragraph, any Indemnified Person shall have the right to employ separate counsel and to participate in its defense, but the fees and expenses of such counsel shall be borne by the Indemnified Person. In addition, Lessee will not be liable for any settlement of any claim, action, proceeding or suit unless Lessee has consented thereto in writing. Any decision by an Indemnified Person to employ its own counsel rather than counsel selected by Lessee (whether or not at Lessee's expense) shall in no way affect any rights of such Indemnified Person otherwise arising under this ARTICLE IX.

                                    ARTICLE X
                                    ---------

                               PERMITTED CONTESTS

         (a) Lessee shall not be required, nor shall Brazos have the right, to pay, discharge or remove any tax, assessment, levy, fee, rent, charge, Lien or encumbrance, or to comply or cause any Property to comply with any Legal Requirements applicable to any Property or the occupancy, use or operation thereof, so long as no Event of Default exists under this Agreement or the Ground Lease, and, in the opinion of Lessee's counsel, Lessee shall have reasonable grounds to contest, and shall be diligently contesting, the existence, amount, applicability or validity thereof by appropriate proceedings, which proceedings in the reasonable judgment of Brazos, (i) shall not involve any material danger that any Property would be subject to sale, forfeiture or loss, as a result of failure to comply therewith, (ii) could not result in any criminal liability from a failure to comply therewith, and could not reasonably be expected to cause either Brazos or any Assignee to incur civil liability which, in the sole judgment of Brazos or any Assignee, is not adequately indemnified (Lessee's obligations under ARTICLE IX of this Agreement shall be deemed to be adequate indemnification if no Event of Default or Potential Default exists and if such civil liability is reasonably likely to be less than $100,000 per Property and $1,000,000 in the aggregate), (iii) shall be permitted under the provisions of the Acquired Ground Lease, if any, on such Property,
(iv) if involving taxes, shall suspend the collection of such taxes and (v) shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Lessee or the Property is subject and shall not constitute a default thereunder. Lessee shall conduct all such contests in good faith and with due diligence and shall promptly after the final determination (including appeals) of such contest, pay and discharge all amounts which shall be determined to be payable therein.

         (b) At least ten (10) days prior to the commencement thereof, Lessee shall notify Brazos in writing of any such proceeding in which the amount in contest exceeds $100,000, and shall describe such proceeding in reasonable detail. If a taxing authority or subdivision thereof proposes an additional assessment or levy of any tax for which Lessee is obligated to reimburse Brazos under this Agreement, or if Brazos is notified of the commencement of an audit or similar proceeding which could result in such an additional assessment, then Brazos shall in a timely manner notify Lessee in writing of such proposed levy or proceeding.

                                   ARTICLE XI
                                   ----------

                                  MISCELLANEOUS



     AGREEMENT FOR GROUND LEASE - Page 23
     --------------------------

         Section 11.1. SURVIVAL. All agreements, indemnities, representations, and warranties shall survive the expiration or other termination hereof.

         Section 11.2. ENTIRE AGREEMENT. This Agreement and the instruments, documents or agreements referred to herein constitute the entire agreement between the parties and no representations, warranties, promises, guarantees or agreements, oral or written, express or implied, have been made by any party hereto with respect to this Agreement or the Property, except as provided herein or therein.

         Section 11.3. MODIFICATIONS. This Agreement may not be amended, modified or terminated, nor may any obligation hereunder be waived orally, and no such amendment, modification, termination or waiver shall be effective for any purpose unless it is in writing, signed by the party against whom enforcement thereof is sought. A waiver on one occasion shall not be construed to be a waiver with respect to any other occasion.

         Section 11.4. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. ANY PROVISION OF THIS AGREEMENT WHICH IS PROHIBITED BY LAW OR UNENFORCEABLE IN ANY JURISDICTION SHALL, AS TO SUCH JURISDICTION, BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR UNENFORCEABILITY WITHOUT INVALIDATING THE REMAINING PROVISIONS HEREOF, AND THE PARTIES HERETO SHALL NEGOTIATE IN GOOD FAITH APPROPRIATE MODIFICATIONS TO REFLECT SUCH CHANGES AS MAY BE REQUIRED BY LAW, AND, AS NEARLY AS POSSIBLE, TO PRODUCE THE SAME ECONOMIC EFFECTS AS THE PROVISION WHICH IS PROHIBITED OR UNENFORCEABLE; AND ANY SUCH PROHIBITION OR UNENFORCEABILITY IN ANY JURISDICTION SHALL NOT INVALIDATE OR RENDER UNENFORCEABLE SUCH PROVISION IN ANY OTHER JURISDICTION. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BRAZOS AND LESSEE HEREBY WAIVE ANY PROVISION OF LAW WHICH RENDERS ANY PROVISION HEREOF PROHIBITED OR UNENFORCEABLE IN ANY RESPECT.

         Section 11.5. NO OFFSETS. The obligations of Lessee to pay all amounts payable pursuant to this Agreement shall be absolute and unconditional under any and all circumstances of any character, and such amounts shall be paid without notice, demand, defense, setoff, deduction or counterclaim and without abatement, suspension, deferment, diminution or reduction of any kind whatsoever, except as herein expressly otherwise provided.

         LESSEE HAS SELECTED AND SHALL SELECT EACH PROPERTY ACQUIRED ON THE BASIS OF ITS OWN JUDGMENT. NEITHER BRAZOS NOR ANY ASSIGNEE NOR ANY AFFILIATE OF EITHER, NOR ANYONE ACTING ON BEHALF OF ANY OF THEM, MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, AS TO THE SAFETY, TITLE, CONDITION, QUALITY, QUANTITY, FITNESS FOR USE, MERCHANTABILITY, CONFORMITY TO SPECIFICATION, ENVIRONMENTAL CONDITION (INCLUDING THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS), OR ANY OTHER CHARACTERISTIC, OF ANY PROPERTY, OR AS TO WHETHER ANY PROPERTY OR THE OWNERSHIP, USE, OCCUPANCY OR POSSESSION THEREOF COMPLIES WITH ANY LAWS, RULES, REGULATIONS OR REQUIREMENTS OF ANY KIND.

         AS BETWEEN BRAZOS AND LESSEE, ANY ASSIGNEE OR ANY INDEMNIFIED PERSON, AND TO THE EXTENT ALLOWED BY LAW AND EXCEPT AS OTHERWISE PROVIDED HEREIN, LESSEE ASSUMES ALL RISKS AND WAIVES ANY AND ALL DEFENSES, SET-OFFS, DEDUCTIONS, COUNTERCLAIMS (OR OTHER RIGHTS), EXISTING OR FUTURE, TO ITS OBLIGATION TO PAY ALL AMOUNTS PAYABLE HEREUNDER, INCLUDING, WITHOUT LIMITATION, ANY RELATING TO:




     AGREEMENT FOR GROUND LEASE - Page 24
     --------------------------

         (a) THE SAFETY, TITLE, CONDITION, QUALITY, QUANTITY, FITNESS FOR USE, MERCHANTABILITY, CONFORMITY TO SPECIFICATION, OR ANY OTHER QUALITY OR CHARACTERISTIC OF ANY PROPERTY, LATENT OR NOT;

         (b) ANY SET-OFF, COUNTERCLAIM, RECOUPMENT, ABATEMENT, DEFENSE OR OTHER RIGHT WHICH LESSEE MAY HAVE AGAINST BRAZOS, ANY ASSIGNEE, OR ANY INDEMNIFIED PERSON FOR ANY REASON WHATSOEVER ARISING OUT OF THIS OR ANY OTHER TRANSACTION OR MATTER;

         (c) ANY DEFECT IN TITLE OR OWNERSHIP OF ANY PROPERTY OR ANY TITLE ENCUMBRANCE NOW OR HEREAFTER EXISTING WITH RESPECT TO THE PROPERTY;

         (d) ANY FAILURE OR DELAY IN DELIVERY OR ANY LOSS, THEFT OR DESTRUCTION OF, OR DAMAGE TO, ANY PROPERTY, IN WHOLE OR IN PART, OR CESSATION OF THE USE OR POSSESSION OF ANY PROPERTY BY LESSEE FOR ANY REASON WHATSOEVER AND OF WHATEVER DURATION, OR ANY CONDEMNATION, CONFISCATION, REQUISITION, SEIZURE, PURCHASE, TAKING OR FORFEITURE OF ANY PROPERTY, IN WHOLE OR IN PART;

         (e) ANY INABILITY OR ILLEGALITY WITH RESPECT TO THE USE, OWNERSHIP, OCCUPANCY OR POSSESSION OF THE PROPERTY BY LESSEE;

         (f) ANY INSOLVENCY, BANKRUPTCY, REORGANIZATION OR SIMILAR PROCEEDING BY OR AGAINST LESSEE, GUARANTOR OR BRAZOS;

         (g) ANY FAILURE TO OBTAIN, OR EXPIRATION, SUSPENSION OR OTHER TERMINATION OF, OR INTERRUPTION TO, ANY REQUIRED LICENSES, PERMITS, CONSENTS, AUTHORIZATIONS, APPROVALS OR OTHER LEGAL REQUIREMENTS;

         (h) THE INVALIDITY OR UNENFORCEABILITY OF THIS AGREEMENT OR ANY OTHER INFIRMITY HEREIN OR ANY LACK OF POWER OR AUTHORITY OF BRAZOS OR LESSEE TO ENTER INTO THIS AGREEMENT; OR

         (i) ANY OTHER CIRCUMSTANCES OR HAPPENING WHATSOEVER, WHETHER OR NOT SIMILAR TO ANY OF THE FOREGOING.

         LESSEE HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS WHICH IT MAY NOW HAVE OR WHICH AT ANY TIME HEREAFTER MAY BE CONFERRED UPON IT, BY STATUTE OR OTHERWISE, TO TERMINATE, CANCEL, QUIT, RESCIND OR SURRENDER THIS AGREEMENT EXCEPT IN ACCORDANCE WITH THE EXPRESS TERMS HEREOF. NOTHING CONTAINED IN THIS SECTION 11.5 SHALL BE DEEMED TO BENEFIT ANY THIRD PARTY OR TO CONSTITUTE A WAIVER OR LIMITATION OF ANY RIGHT THAT LESSEE MAY HAVE AGAINST ANY OTHER PERSON, INCLUDING, WITHOUT LIMITATION, ANY LESSOR OF AN ACQUIRED GROUND LEASE (OTHER THAN BRAZOS) OR ANY PRIOR OWNER OF ANY PROPERTY.

         Section 11.6. NON-RECOURSE. Brazos' obligations hereunder are intended to be the limited obligations of the limited partnership and of the corporation which is the general partner thereof. Notwithstanding any other provision of this Agreement, Lessee agrees that, except for a breach by Brazos of SECTION
11.12 or SECTION 11.14, the personal liability of Brazos and the limited partners of Brazos shall be strictly and absolutely limited to the Property and no recourse for the payment of any amount due under this Agreement, or for any claim based thereon or otherwise in respect thereof, shall be had against any other assets of the limited partnership or of the general or of any limited partner of Brazos or of any incorporator, shareholder, officer, director or Affiliate (past, present or future) of such general partner or limited partner



     AGREEMENT FOR GROUND LEASE - Page 25
     --------------------------
of Brazos or of any Affiliate of either, or of any successor corporation to any corporate general partner or any corporate limited partner of Brazos, it being understood that Brazos is a limited partnership entering into the transactions involved in and relating to this Agreement and the Ground Lease on the express understanding aforesaid.

         Section 11.7.  NOTICES.

         (a) Any notice or request which by any provision of this Agreement is required or permitted to be given by either party to the other shall be deemed to have been given when delivered by hand (including, delivery by courier), three (3) Business Days after being deposited in the mail, postage prepaid, by certified or registered mail or, if promptly confirmed by mail or by hand-delivery, as provided above, when sent by telex, or other written telecommunication, addressed to the following specified addresses or to such other addresses as Brazos or Lessee may specify by written notice to the other party:

         If to Brazos:

                  Brazos Automotive Properties, L.P.
                  c/o Brazos Automotive Properties Management, Inc. 2911 Turtle Creek Blvd., Suite 1240
                  Dallas, Texas  75219
                  Attention: Gregory C. Greene
                  Telephone:     (214) 522-7296
                  Telecopy:      (214) 520-2009

         with a copy to:

                  Heller Financial, Inc.
                  500 West Moroe Street
                  Chicago, Illinois 60661
                  Attention: Commercial Equipment Finance Division,
                         Portfolio Manager

         If to Agent or Assignee:

                  The Chase Manhattan Bank
                  One Chase Square, Tower 9
                  Rochester, New York 14643
                  Attention: Philip M. Hendrix, Vice President
                  Telephone:     (716) 258-5437
                  Telecopy:      (716) 258-7604

         with a copy to:

                  Gardere Wynne Sewell & Riggs, L.L.P.
                  333 Clay Avenue, Suite 800
                  Houston, Texas  77002-4086
                  Attention: Carol M. Burke
                  Telephone:     (713) 308-5561
                  Telecopy:      (713) 308-5555

         If to Lessee:
                  Monro Leasing, LLC
                  200 Holleder Parkway
                  Rochester, New York 14615




     AGREEMENT FOR GROUND LEASE - Page 26
     --------------------------

                  Attention: Catherine D'Amico, Senior Vice-President
                  Telephone:     (716) 647-6400 X 335
                  Telecopy:      (716) 627-0941


With a copy to any Assignee at such other address as such Assignee may specify by written notice to Brazos and Lessee.

         (b) Brazos shall within five (5) Business Days give to Lessee a copy of all notices received by Brazos pursuant to any Credit Agreement or any Acquired Ground Lease and any other notices received with respect to any Property.

         Section 11.8. FUNDAMENTAL CHANGES. Lessee shall not consolidate with or merge into any other corporation which is not a Subsidiary or sell all or substantially all of its assets to any Person which is not a Subsidiary, except that Lessee may consolidate with or merge into any other corporation, or sell all or substantially all of its assets to any Person; provided that, (i) no default or event of default occurs under the Corporate Credit Documents and (ii) the surviving corporation or transferee Person shall assume, by execution and delivery of instruments satisfactory to Brazos and Agent, the obligations of Lessee hereunder and become successor to Lessee, but Lessee, if it is a surviving corporation, shall not thereby be released, without the consent of Brazos, such consent not to be unreasonably withheld or delayed, from its obligations hereunder and, provided further, that such surviving corporation or transferee Person will, on a pro forma basis, immediately after such consolidation, merger or sale, possess a consolidated net worth greater than or equal to that of Lessee immediately prior to such consolidation, merger or sale, and provided further that each Guarantor shall reaffirm its obligations under the Guaranty by execution and delivery of instruments satisfactory to Brazos and Agent and no Event of Default shall have occurred or result therefrom. Lessee may assign its rights and obligations under this Agreement with respect to any Property to a Subsidiary of Lessee; provided that Lessee shall, in connection with any such assignment, continue to be liable hereunder without regard to such assignment and Lessee shall guaranty the performance of all obligations of such assignee.



     AGREEMENT FOR GROUND LEASE - Page 27
     --------------------------

         Section 11.9. USURY. No provision of this Agreement or any other instrument relating to this Agreement, shall require the payment or permit the collection of interest in excess of the maximum nonusurious interest rate under applicable law (the "MAXIMUM RATE"). If any excess interest in such respect is so provided for, or shall be adjudicated to be so provided for, the provisions of this SECTION 11.9 shall govern, and neither Lessee nor its successors or assigns shall be obligated to pay the amount of such interest to the extent it is in excess of the Maximum Rate. In determining the Maximum Rate, any interest shall be spread over the term of this Agreement to the extent permitted by applicable U.S. Federal or state law, notwithstanding the actual time for the payment of any rent or other amounts hereunder. It is expressly stipulated and agreed to be the intent of Brazos and Lessee at all times to comply with applicable state law governing the Maximum Rate or the amount of interest payable pursuant to this Agreement (or applicable U.S. Federal law to the extent that it permits Brazos to contract for, charge, take, reserve or receive a greater amount of interest than under state law). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Agreement, the Agreement or any of the other documents relating to this Agreement or any amount contracted for, charged, taken, reserved or received with respect to this Agreement, or if Brazos' exercise of any option herein or in any other document contained to accelerate the payment of amounts required hereunder results in Lessee having paid any interest in excess of that permitted by applicable law, then it is Brazos' and Lessee's intent that all excess amounts theretofore collected by Brazos be credited on the remaining balance of payments due hereunder (or, if all amounts due hereunder have been or would thereby be paid in full, refunded to Lessee) and the provisions of this Agreement shall immediately be deemed reformed in the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and under any other document relating hereto. If at any time the amount of any interest for a year, would, but for this SECTION 11.9, exceed the amount of interest that would have been accrued during such year if the Maximum Rate had from time to time been in effect, the total interest payable for such year shall be limited to the amount that would have been accrued if the Maximum Rate had from time to time been in effect, and to the fullest extent permitted by applicable law, such excess shall be (i) spread and allocated to the preceding periods in which the interest paid was less than the interest that would have been accrued at the Maximum Rate or (ii) spread and allocated to subsequent periods in which the total payments on account of interest are less than the interest that would have accrued at the Maximum Rate.

         Section 11.10. NO WAIVERS. No advance hereunder shall constitute a waiver of any of the conditions of Brazos' obligation to make further advances nor, if Lessee is unable to satisfy any such condition, shall any waiver of such condition have the effect of precluding Brazos from thereafter declaring such inability to be an Event of Default as herein provided. Any advance made by Brazos and any sums expended by Brazos pursuant to this Agreement shall be deemed to have been made pursuant to this Agreement, notwithstanding the existence of an uncured Event of Default. No advance at a time when an Event of Default exists shall constitute a waiver of any right or remedy of Brazos existing by reason of such Event of Default, including, without limitation, the right to refuse to make further advances.

         Section 11.11. BRAZOS AND ASSIGNEE SOLE BENEFICIARIES. All conditions of the obligation of Brazos to make advances hereunder are imposed solely and exclusively for the benefit of Brazos and Assignee and their assigns and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Brazos will refuse to make advances in the absence of strict compliance with any or all thereof and no other person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Brazos, with the consent of Agent, at any time if in its sole discretion it deems it advisable to do so. Brazos' sole obligation hereunder is to make the advances if and to the extent required by this Agreement.



     AGREEMENT FOR GROUND LEASE - Page 28
     --------------------------

         Section 11.12.  SALE OR ASSIGNMENT BY BRAZOS.

         (a) Brazos shall not sell, mortgage or encumber or assign its right, title, interest or obligations in a Property or under this Agreement, except that Brazos shall have the right to finance the acquisition and ownership of the Property by selling, assigning or granting a security interest in its right, title and interest in this Agreement as provided in the Credit Agreement and any or all amounts due from Lessee or any third party under this Agreement as provided in the Credit Agreement; provided that any such sale, assignment or grant of a security interest shall be subject to the rights and interests of Lessee under this Agreement and the Ground Lease.

         (b) Upon the occurrence of an event of default under the Credit Agreement, any Assignee shall, except as otherwise agreed by Brazos and Assignee, have all the rights, powers, privileges and remedies of Brazos hereunder, and Lessee's obligations as between itself and such Assignee hereunder shall not be subject to any claims or defense that Lessee may have against Brazos. Upon written notice to Lessee of any such assignment, Lessee shall attorn to any Assignee, and Lessee shall thereafter make payments of any and all sums due hereunder to Assignee, to the extent specified in such notice, and such payments shall discharge the obligation of Lessee to Brazos hereunder to the extent of such payments. Anything contained herein to the contrary notwithstanding, no Assignee shall be obligated to perform any duty, covenant or condition required to be performed by Brazos hereunder, and any such duty, covenant or condition shall be and remain the sole obligation of Brazos except as set forth in the Subordination, Non-Disturbance and Attornment Agreement (as defined in the Credit Agreement) for each Property.

         Section 11.13. RIGHTS CUMULATIVE. All rights, powers and remedies herein given to Brazos are cumulative and not alternative, and are in addition to all statutes or rules of law; any forbearance or delay by Brazos in exercising the same shall not be deemed to be a waiver thereof, and the exercise of any right or partial exercise thereof shall not preclude the further exercise thereof, and the same shall continue in full force and effect until specifically waived by an instrument in writing executed by Brazos. All representations and covenants by Lessee shall survive the making of the advances, and the provisions hereof shall be binding upon and inure to the benefit of the respective successors and permitted assigns, if any, of the parties hereto. Lessee may not, however, assign its rights or obligations as agent hereunder other than in accordance with the terms of this Agreement.

         Section 11.14. REASSIGNMENT. In the event that Lessee advances its own funds for the acquisition of any Property in the name of Brazos and an Initial Advance for such Property is not made under this Agreement for any reason, including a default on the part of Lessee, Brazos hereby agrees to execute all instruments of assignment and transfer with respect to such Property, without warranty (except for special warranties against the actions of Brazos), or recourse to Brazos except to the extent of any applicable title insurance, which may be necessary to transfer all of Brazos' right, title and interest in and to such Property to Lessee. Any Property which is assigned and transferred by Brazos to Lessee pursuant to this Section shall not thereafter be acquired by Brazos or by Lessee on behalf of Brazos under this Agreement. All agreements, indemnities, warranties and representations of Lessee pertaining to such Property shall survive any transfer by Brazos to Lessee pursuant to this SECTION
11.14. The obligations of Brazos under this SECTION 11.14 shall survive any termination of this Agreement.

         Section 11.15. SEVERABILITY. In case one or more provisions of this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected or impaired thereby.

         Section 11.16. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         Section 11.17. CONFIDENTIALITY. Brazos shall keep confidential all information of a confidential nature received by it from Lessee pursuant to this Agreement; provided, however, that such information may be disclosed where necessary: (i) to directors, officers, employees, agents, representatives or outside counsel of Brazos or of the Agent or any Bank or


     AGREEMENT FOR GROUND LEASE - Page 29
     --------------------------
any Affiliate of any Bank under any Credit Agreement; (ii) to any auditor, government official or examiner; (iii) pursuant to any subpoena or other court order or otherwise as may be required by applicable law; or (iv) to any assignee of or participant in, or prospective assignee of or participant in, any Bank's Advances or its Commitment or any part thereof under any Credit Agreement who, in each case, agrees in writing to be bound by the terms of this Section; and provided further, that no confidentiality obligation shall attach to any information which (1) is or becomes publicly known, through no wrongful act on the part of any Person who shall have received such information, (2) is rightfully received by such Person from a third party, (3) is independently developed by such Person, or (4) is explicitly approved for release by Lessee.

         Section 11.18. EXECUTION BY LESSEE. By execution of the Memorandum of Lease for a Property, Lessee agrees to all of the terms and conditions of this Agreement and is deemed to have executed this Agreement as of the date of the request for advance with respect to such Property.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



















     AGREEMENT FOR GROUND LEASE - Page 30
     --------------------------

         IN WITNESS WHEREOF, Brazos and Lessee have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.


                 BRAZOS AUTOMOTIVE PROPERTIES, L.P.,
                 a Delaware limited partnership

                 By:  BRAZOS AUTOMOTIVE PROPERTIES MANAGEMENT,
                      INC., a Delaware corporation, its General Partner



                      By: /s/ Daniel D. Boeckman
                          ------------------------------------------------------
                              Daniel D. Boeckman, Executive Vice President



                 MONRO LEASING, LLC,
                 a Delaware limited liability company

                 By:  MONRO MUFFLER BRAKE, INC.,
                      its Sole Member



                      By: /s/ Catherine D'Amico
                          ------------------------------------------------------
                              Catherine D'Amico, Senior Vice President and
                              Chief Financial Officer



     AGREEMENT FOR GROUND LEASE - Page 31
     --------------------------

STATE OF NEW YORK      }
                       }
COUNTY OF NEW YORK     }

         On the 15th day of September 1998, before me personally came Daniel D. Boeckman who, being by me duly sworn, did depose and say that he is the Executive Vice President of BRAZOS AUTOMOTIVE PROPERTIES MANAGEMENT, INC., a Delaware corporation, the General Partner of BRAZOS AUTOMOTIVE PROPERTIES, L.P., a Delaware limited partnership, and as said officer executed the foregoing instrument.



                                    --------------------------------------------
                                    NOTARY PUBLIC IN AND FOR
                                    THE STATE OF NEW YORK
[SEAL]





STATE OF NEW YORK      }
                       }
COUNTY OF NEW YORK     }

         On the 15th day of September 1998, before me personally came Catherine D'Amico who, being by me duly sworn, did depose and say that she is the Senior Vice President and Chief Financial Officer of MONRO MUFFLER BRAKE, INC., a New York corporation, the Sole Member of MONRO LEASING, LLC, a Delaware limited liability company, and as said officer executed the foregoing instrument.




                                    --------------------------------------------
                                    NOTARY PUBLIC IN AND FOR
                                    THE STATE OF NEW YORK
[SEAL]




     AGREEMENT FOR GROUND LEASE - Page 32
     --------------------------

                                    EXHIBIT A


                         FORM OF GROUND LEASE AGREEMENT



     AGREEMENT FOR GROUND LEASE - Page 33
     --------------------------

                                    EXHIBIT B

                                                           Property No._________

                           INITIAL ADVANCE CERTIFICATE

         MONRO LEASING, LLC ("LESSEE"), the Lessee under a certain Agreement for Ground Lease (the "AGREEMENT FOR GROUND LEASE") dated as of September 15, 1998, between BRAZOS AUTOMOTIVE PROPERTIES, L.P. ("OWNER") and Lessee, delivers this Initial Advance Certificate as a part of Lessee's Request for Initial Advance made with respect to the above noted Property. All capitalized terms used in this Certificate shall have the meanings given to such terms in the Agreement for Ground Lease. Lessee hereby certifies, warrants and represents to Owner as follows:

         1. LEGAL DESCRIPTION. Accompanying this Certificate is a copy of the form of deed by which the Property will be conveyed to Owner, which sets forth a true and complete legal description for the Property. The Property is being acquired pursuant to the Purchase Option Agreement or Acquired Ground Lease accompanying this Certificate (being a true, complete, and correct copy thereof and of all amendments thereto).

         2. ITEMIZATION OF COSTS. Accompanying this Certificate is a true, complete, and correct itemization of all costs incurred to date or to be incurred in connection with the closing of the acquisition of Owner's interest in the Property. Each item of cost is for the Property described herein and is within the Budget approved by Agent.

         3. TITLE. Accompanying this Certificate is a true, complete, and correct copy of a Commitment for Title Insurance issued with respect to the Property by _____________ Title Insurance Company, bearing Commitment No. ____________ and an Effective Date of _____________. To the best of Lessee's knowledge, after due inquiry, no mechanics' or materialmen's liens have been filed in connection with the Property, and with the exception of the Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing granted by Owner in connection with the acquisition of the Property, there are no Liens of Record affecting the title to the subject Property.

                  All matters affecting title to the Property as to which Lessee has any knowledge, recorded or unrecorded, are disclosed to Owner in writing as reflected in the documents constituting this Request for Initial Advance with respect to such Property, and all such matters are Permitted Exceptions.

         4. SURVEY. Accompanying this Certificate is a true, complete, and correct copy of the survey covering the Property contained in the files of Lessee. To the best of Lessee's knowledge, there has been no change in the location of the established building setback lines or in the lines of streets abutting the Property and the width thereof since the date of the survey.

         5. TAXES. Taxes levied on the Property for years prior to _______________ have been paid in full.

         6. FLOOD INSURANCE. The subject Property does not lie within the flood hazard area, and no flood insurance is required in connection with the improvement of said Property or if the subject Property does lie within the flood hazard area, a policy of flood insurance has been obtained in accordance with the Agreement for Ground Lease.

         7. REPRESENTATIONS. Lessee represents to Owner that (a) all costs and expenses which are the subject of the Initial Advance requested hereby have been or will be paid in full out of the proceeds of this Initial Advance; (b) all representations, covenants, and warranties of Lessee contained in the Agreement for Ground Lease and in the Ground Lease are true and correct in all material respects as of the date hereof;


     AGREEMENT FOR GROUND LEASE - Page 34
     --------------------------

                  (c) all additional matters required by Section 6.1 of the Agreement for Ground Lease are enclosed herewith; and (d) no Event of Default exists under the Agreement for Ground Lease, and none will arise after giving effect to the Initial Advance to be made hereunder.

         8. INSURANCE. Lessee maintains the insurance coverage required by the Ground Lease as indicated by the certificates of insurance previously delivered to Owner or to be delivered on or after closing to Owner. Such insurance will be effective as to the subject Property upon acquisition thereof by Owner.

Dated as of _________ , _____.

                                     MONRO LEASING, LLC

                                     By:  MONRO MUFFLER BRAKE, INC.,
                                          its Sole Member


                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________




     AGREEMENT FOR GROUND LEASE - Page 35
     --------------------------

                                   EXHIBIT "C"
                                                    Property No. _______________
                           RECONCILIATION CERTIFICATE

         MONRO LEASING, LLC ("LESSEE"), the Lessee under a certain Agreement for Ground Lease (the "AGREEMENT FOR GROUND LEASE") dated as of September 15, 1998, between BRAZOS AUTOMOTIVE PROPERTIES, L.P. ("OWNER") and Lessee, delivers this Reconciliation Certificate as part of Lessee's Request for Reconciliation Advance made with respect to the above noted Property. All capitalized terms used in this Certificate shall have the meanings given to such terms in the Agreement for Ground Lease. Lessee hereby certifies, warrants and represents to Owner as follows:

         1. COMPLETION OF ACQUISITION. The completion of the acquisition of the Property has occurred.

         2. STATEMENT OF EXPENDITURES. Attached hereto is a true, complete, and correct itemization of all costs actually incurred in connection with the acquisition of the Property and for which the Reconciliation Advance is being made. The Initial Advance was $ ___________. With the Reconciliation Advance, the total expenditures will be $ _____________. Each item of cost is for the Property described herein and is within the Budget approved by Agent.

         3. TITLE. After matters affecting title to the Property as to which Lessee has any knowledge, recorded or unrecorded, are described in an Exhibit attached hereto or were disclosed to Owner in writing as reflected in the documents constituting the Request for Initial Advance with respect to such Property, and all such matters are Permitted Exceptions. To the best of Lessee's knowledge, since the Initial Advance there has been no change in the state of title of the Property, and no additional survey or title exceptions or Liens have been discovered or created. Upon acquisition of the Property, Owner granted a Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing to ______________ Title Insurance Company as Trustee for the benefit of ______________[Lender], which Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing is recorded in Book _________, Page ___, of the Official Public Records of ________ County, ______.

         4. REPRESENTATIONS. Lessee represents to owner that (a) all costs and expenses which are the subject of the Reconciliation Advance requested hereby are amounts which have been paid by Lessee and all such amounts have been paid in connection with the acquisition of the Property, (b) all representations, covenants and warranties of Lessee contained in the Agreement for Ground Lease and in the Ground Lease are true and correct in all material respects as of the date hereof, (c) all additional matters required by Section 7.1 of the Agreement for Ground Lease are enclosed herewith, and (d) no Event of Default exists under the Agreement for Ground Lease, and none will arise after giving effect to the Reconciliation Advance to be made hereunder.

         5. INSURANCE. Lessee maintains the insurance coverage required by the Ground Lease as indicated by the certificate of insurance delivered to Owner or to be delivered on or after closing to Owner. Such insurance is effective with respect to the Property and complies with the terms of the Ground Lease.
                                       MONRO LEASING, LLC
Dated as of _______________
                                       By:   MONRO MUFFLER BRAKE, INC.,
                                             its Sole Member

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________



     AGREEMENT FOR GROUND LEASE - Page 36
     --------------------------

                                   EXHIBIT "D"
                                                                    Property No.

                         ADDITIONAL ADVANCE CERTIFICATE

         MONRO LEASING, LLC ("LESSEE"), the Lessee under a certain Agreement for Ground Lease (the "AGREEMENT FOR GROUND LEASE") dated as of September 15, 1998, between BRAZOS AUTOMOTIVE PROPERTIES, L.P. ("OWNER") and Lessee, delivers this Additional Advance Certificate as part of Lessee's Request for Additional Advance made with respect to Additional Property contiguous to the above noted Property. All capitalized terms used in this Certificate shall have the meanings given to such terms in the Agreement for Ground Lease. Lessee hereby certifies, warrants and represents to Owner as follows:

         1. LEGAL DESCRIPTION. Accompanying this Certificate is a copy of the form of Warranty Deed or Acquired Ground Lease by which the Additional Property will be conveyed or leased to Owner, which sets forth a true and complete legal description for the Additional Property. The Additional Property is being acquired pursuant to the Purchase Option Agreement or Acquired Ground Lease accompanying this Certificate (being a true, complete, and correct copy thereof and of all amendments thereto) and is contiguous to Property No. ___________.

         2. ITEMIZATION OF COSTS. Accompanying this Certificate is a true, complete, and correct itemization of all costs incurred to date or to be incurred in connection with the closing of the acquisition of Owner's interest in the Property. Each item of cost is for the Additional Property described herein and is within the Budget approved by Agent.

         3. TITLE. Accompanying this Certificate is a true, complete, and correct copy of a Commitment for Title Insurance issued with respect to the Additional Property by ___________ Title Insurance Company, bearing Commitment No. ______________ and an Effective Date of _____________. Owner is the owner in fee of the Additional Property. To the best of Lessee's knowledge, after due inquiry, no mechanics' or materialmen's liens have been filed in connection with the Additional Property, and with the exception of the Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing granted by Owner in connection with the acquisition of the Additional Property, there are no recorded mechanics' or materialmen's liens or other Liens of Record affecting the title to the Additional Property.

                  All matters affecting title to the Additional Property as to which Lessee has any knowledge, recorded or unrecorded, are disclosed to Owner in writing as reflected in the documents constituting this Request for Additional Advance with respect to such Additional Property, and all such matters are Permitted Exceptions.

         4. TAXES. Taxes levied on the subject Additional Property for years prior to ____________ have been paid in full.

         5. FLOOD INSURANCE. The Additional Property does not lie within the flood hazard area, and no flood insurance is required in connection with the improvement of said property or if the Additional Property does lie within the flood hazard area, a policy of flood insurance has been obtained in accordance with the Agreement for Ground Lease.

         6. REPRESENTATIONS. Lessee represents to Owner that (a) all costs and expenses which are the subject of the Additional Advance requested hereby have been or will be paid in full out of the proceeds of this Additional Advance, (b) all representations, covenants, and warranties of Lessee contained in the Agreement for Ground Lease and in the Ground Lease are true and correct in all material respects as of the date hereof, (c) all additional matters required by Section 6.1 of the Agreement for Ground Lease are enclosed herewith, and (d) no Event of Default exists under the Agreement for Ground Lease, or


     AGREEMENT FOR GROUND LEASE - Page 37
     --------------------------

                  Ground Lease Agreement, and none will arise after giving effect to the Additional Advance to be made hereunder.

         7. INSURANCE. Lessee maintains the insurance coverage required by the Ground Lease as indicated by the certificates of insurance previously delivered to Owner or to be delivered on or after closing to Owner. Such insurance will be effective as to the Additional Property upon acquisition thereof by Owner.

Dated as of __________________.

                                   MONRO LEASING, LLC

                                   By:  MONRO MUFFLER BRAKE, INC.,
                                        its Sole Member


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________



     AGREEMENT FOR GROUND LEASE - Page 38
     --------------------------

                                   EXHIBIT "E"

                          FORM OF LOCAL COUNSEL OPINION


         1. The form of the Deed of Trust and Assignment of Leases and Rents to be filed in ______________ is in proper form under applicable law to (a) be accepted for recording in the office of the [Recorder of Deeds] in and for any county in __________________; (b) create and constitute a valid mortgage lien on or security interest in the [Trust Estate (as defined in such Deed of Trust and Assignment of Leases and Rents)]; and (c) be enforceable against the Borrower, in accordance with its terms.

         2. The recording of the Deed of Trust to be filed in ______________ with the office of the [Recorder of Deeds] in the county where the real property to be encumbered is located is the only recording or filing necessary to publish notice to perfect the liens and security interests created by the Deed of Trust and Assignment of Leases and Rents to the extent such liens and security interests may be perfected under the laws of __________.

         3. Except for the payment of recording or filing fees with respect to UCC-1 Financing Statements and any Deed of Trust to be filed in __________________ no other taxes and governmental fees and charges are required by any applicable Governmental Authority in connection with (a) the creation, perfection, or the recording of the liens purported to be created by the Security Documents, (b) the execution and delivery of the Credit Documents, or
(c) the obtaining of credit under the Credit Agreement.

         4. Upon the filing of appropriate UCC-1 Financing Statements with the ____________________ Secretary of State, the security interests of the Banks in the Collateral created by the Security Agreement will constitute perfected security interests under the Uniform Commercial Code as in effect to the extent that a security interest in the Collateral may be perfected by filing with the ____________.

         5. The Lease Documents are in acceptable legal form and constitute legal, valid, and binding obligations of the respective parties thereto enforceable against them under ____________ law in accordance with the terms of such documents.




     AGREEMENT FOR GROUND LEASE - Page 39
     --------------------------

                                   EXHIBIT "F"

                       FORM OF REQUEST FOR INITIAL ADVANCE

                               September 15, 1998

Brazos Automotive Properties, L.P.
2911 Turtle Creek Blvd., Suite 1240
Dallas, TX 75219
Attention: Mr. Gregory Greene

         Re: Request for Initial Advance for Facility No. ___________, located at ________________________________.

Dear Mr. Greene:

         This Request for Initial Advance is delivered pursuant to the Lease Documents dated as of September 15, 1998, between Brazos Automotive Properties, L.P.("BRAZOS") and Monro Leasing, LLC ("MONRO"). The complete Request for Initial Advance consists of this statement and the various documents provided herewith, and the complete Request for Initial Advance is being provided to legal counsel for Brazos and The Chase Manhattan Bank, respectively. All documents provided herewith, including the Initial Advance Certificate, are true and correct. All capitalized terms used herein shall have the meanings given to such terms in either the Agreement for Ground Lease or the Agreement for Facilities Lease, whichever is applicable.

         It is contemplated that the Effective Date of the Facility, as will be evidenced by a Facility Leasing Record, will be September 15, 1998 and you are requested to pay on that date the sum of $____________ (comprised of a ground advance of $________________ and a facility advance of $_____________) by wire transfer of immediately available funds to CHICAGO TITLE INSURANCE COMPANY. The representative of MONRO to contact with regard to the wire transfer is Catherine D'Amico at (716) 647-6400.


                                  MONRO LEASING, LLC,
                                  a Delaware limited liability company

                                  By:  MONRO MUFFLER BRAKE, INC.,
                                       a New York corporation, its Sole Member



                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

Enclosures
cc:      Philip M. Hendrix
         The Chase Manhattan Bank
         One Chase Square, Tower 9
         Rochester, New York 14643



     AGREEMENT FOR GROUND LEASE - Page 40
     --------------------------

         Carol M. Burke
         Gardere Wynne Sewell & Riggs, L.L.P.
         333 Clay Avenue, Suite 700
         Houston, Texas  77002




     AGREEMENT FOR GROUND LEASE - Page 41
     --------------------------

                                  SCHEDULE 4.13

                         LIST OF ACQUIRED GROUND LEASES

                                                      APPRAISAL
           NUMBER           LOCATION                   VALUE ($)

           5/0655           Hartford, CT                50,000
           6/0656           Waterbury, CT               90,000

           20/0752          Elsmere, DE                 70,000

           46/2020          Newton, MA                  40,000
           47/2021          Waltham, MA                 90,000
           49/2026          Auburn, MA                  70,000
           50/2030          Danvers, MA                200,000
           53/2056          Framingham, MA              90,000
           61/2064          W. Springfield, MA          10,000

           83/2122          Ferndale, MI               110,000

           97/3105          Tonawanda, NY               50,000
           98/3106          Willamsville, NY            90,000
           101/3110         Bellmore, NY               100,000
           102/3111         Hempstead, NY               80,000
           104/3124         Huntington, NY              90,000
           105/3125         North Hempstead, NY        100,000
           107/3133         Valley Stream, NY           70,000
           108/3134         Rockville Centre, NY       140,000
           109/3135         Smithtown, NY              210,000

           142/3452         Brooklyn, OH               100,000

           160/3702         Penn Hill, PA              110,000
           169/3726         Pittsburgh, PA             100,000
           171/3731         Harrisburg, PA             110,000
           172/3734         Philadelphia, PA           130,000
           174/3736         York, PA                   380,000

           194/4501         Fairfax, VA                190,000




     AGREEMENT FOR GROUND LEASE - Page 42
     --------------------------